AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 21, 2006.

SECURITIES ACT FILE NO. 333-

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933  ☒

PRE-EFFECTIVE AMENDMENT NO.  ☐

POST-EFFECTIVE AMENDMENT NO.  ☐

SMITH BARNEY MONEY FUNDS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

125 BROAD STREET, NEW YORK, NY 10004

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

1-800-451-2010

(REGISTRANT’S AREA CODE AND TELEPHONE NUMBER)

R. JAY GERKEN

LEGG MASON & CO., LLC

399 PARK AVENUE, 4TH FLOOR

NEW YORK, NY 10022

(NAME AND ADDRESS OF AGENT FOR SERVICE)

WITH COPIES TO:

DIANNE E. O’DONNELL, ESQ.	ROBERT I. FRENKEL, ESQ.

WILLKIE FARR & GALLAGHER LLP 787 SEVENTH AVENUE	LEGG MASON & CO., LLC 300 FIRST STAMFORD PLACE
NEW YORK, NY 10019-6099	STAMFORD, CT 06902

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Registrant proposes that the Registration Statement become effective August 20, 2006 pursuant to Rule 488 under the Securities Act of 1933, as amended.

TITLE OF SECURITIES BEING REGISTERED:

Class B and Class C shares of the Registrant

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith because of reliance upon Section 24(f).

LEGG MASON PARTNERS FUNDS

(formerly, Smith Barney Funds)

125 Broad Street

New York, New York 10004

Special Meeting of Shareholders to be held October 4, 2006

August [20], 2006

Dear Shareholder:

You are being asked to vote on a proposed transaction related to your fund, Legg Mason Partners Exchange Reserve Fund (formerly, Smith Barney Exchange Reserve Fund).

Detailed information about the proposal is contained in the enclosed materials.

The Board of Trustees of your fund has called a special meeting of shareholders (“Meeting”) for your fund to be held on October 4, 2006, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, at 2:00 p.m. Eastern Time in order to vote on the proposed transaction regarding your fund. The transaction involves a proposal to reorganize your fund into Cash Portfolio (the “Reorganization”). The attached Proxy Statement/Prospectus only asks for your approval of the proposed Reorganization for your fund. After careful consideration, the Board of your fund recommends that you vote “FOR” the proposed Reorganization.

The Reorganization is part of a larger set of initiatives that Legg Mason has recently undertaken following its acquisition of Citigroup Asset Management in 2005. These initiatives are designed to integrate and streamline many of the company’s mutual fund offerings, including the legacy Citigroup Asset Management funds, in an effort to focus on those funds that Legg Mason believes offer the best prospects for long-term viability and attractive long-term performance. The other initiatives, which are not included in the attached materials, include proposals to reorganize other funds as well as proposed changes in the investment strategies, policies and restrictions of certain funds and changes to the funds’ fee structures and forms of organization. Certain of these initiatives will also require shareholder approval. The Boards of the affected funds have recently approved these initiatives and if the initiatives apply to your fund, they will be presented for your consideration and approval in separate sets of proxy materials that will be sent to you during the next few months. Legg Mason believes that these initiatives also will create a stronger and more cohesive family of funds.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

R. Jay Gerken

President and Chief Executive Officer

Legg Mason Partners Income Funds

LEGG MASON PARTNERS FUNDS

IMPORTANT NEWS FOR SHAREHOLDERS

The enclosed Proxy Statement/Prospectus describes a proposal to reorganize your fund into a compatible fund. While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposed fund reorganization. Please refer to the more complete information contained elsewhere in the Proxy Statement/Prospectus about the reorganization.

COMMON QUESTIONS ABOUT THE PROPOSED REORGANIZATION

Q.	WHY IS A SHAREHOLDER MEETING BEING HELD?

A. The Board of your fund has approved a reorganization, subject to shareholder approval, under which your fund, Legg Mason Partners Exchange Reserve Fund (formerly, Smith Barney Exchange Reserve Fund), would be combined with Cash Portfolio (the “Surviving Fund”), another Legg Mason-affiliated fund that has investment objectives and policies similar to your fund. If shareholders of your fund approve the reorganization, you would become a shareholder of Cash Portfolio.

Q.	HOW WILL THE REORGANIZATION AFFECT ME?

A. If the reorganization of your fund is approved, your fund’s assets and liabilities will be combined with the assets and liabilities of the Surviving Fund and you will become a shareholder of the Surviving Fund. You will receive shares of the Surviving Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A. As you may be aware, on December 1, 2005, Legg Mason acquired substantially all the asset management businesses of Citigroup Asset Management. Since that time, Legg Mason has undertaken a broad set of initiatives, including a comprehensive review of its various products, with the goal of integrating and streamlining Legg Mason’s mutual fund offerings, including the legacy Citigroup Asset Management funds, in an effort to focus on those funds that Legg Mason believes offer the best prospects for long-term viability and attractive long-term performance.

Q.	ARE MY FUND’S INVESTMENT OBJECTIVES AND POLICIES SIMILAR TO THOSE OF THE SURVIVING FUND?

A. Legg Mason has recommended the Surviving Fund based on, among other factors, its evaluation of the compatibility of your fund’s investment objectives and policies with those of the Surviving Fund. There are, however, certain differences in investment objectives, principal investment policies and strategies, and principal risks between your fund and the Surviving Fund. Please see “Comparison of Investment Objectives, Strategies, and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus. The following chart provides a brief summary of some of the most significant differences, as considered by your fund’s board:

Reorganization	Significant Differences in Objectives and Strategies
• Legg Mason Partners Exchange Reserve Fund into Cash Portfolio

The investment objectives of the funds are substantially similar. While your fund seeks to maximize current income consistent with the preservation of capital and maintenance of liquidity, the Surviving Fund seeks maximum income and preservation of capital.

The Funds’ principal investment strategies are substantially similar.

Q.	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A. The management fee paid by the Surviving Fund is lower than your fund’s management fee. In addition, the total operating expenses for Classes B and C of the Surviving Fund are lower than your fund’s total operating expenses for those classes.

Please see “Comparison of Fees and Expenses” in the Proxy Statement/Prospectus for a detailed breakdown of the fees and expenses paid by your fund in comparison with those paid by the Surviving Fund.

Q.	WILL I HAVE TO PAY ANY SALES LOAD, CHARGE OR OTHER COMMISSION IN CONNECTION WITH THE REORGANIZATION?

A. No. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganization. You will receive shares of the Surviving Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of your fund that you own on the date of the reorganization.

Q.	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE CLOSING OF THE REORGANIZATION?

A. Redemptions or exchanges of fund shares which occur before the closing of the reorganization will be processed according to your fund’s policies and procedures in effect at the time of the redemption or exchange.

Q.	WILL MY SHAREHOLDER PRIVILEGES CHANGE AS A RESULT OF THE REORGANIZATION?

A. No. You will receive the same class of shares of the Surviving Fund as you currently hold.

If the Reorganization is approved, each shareholder of each class of Legg Mason Partners Exchange Reserve Fund will receive shares of the corresponding class of the Surviving Fund.

Please see “Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” and “Appendix B—Purchases, Redemptions and Exchanges of Fund Shares; Other Shareholder Information” in the Proxy Statement/Prospectus for a description of the difference among fund classes.

As part of the comprehensive review undertaken by Legg Mason, the Boards of the funds have approved changes to the share class pricing structure that are expected to become effective prior to the date of the reorganization and, therefore, will be applicable to the Surviving Fund after the reorganization. You will see information about those changes in a supplement to your fund’s prospectus to be distributed later this year. Please see also “Comparison of Sales Loads, Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” in the Proxy Statement/Prospectus for more information.

Q.	WILL I HAVE TO PAY ANY TAXES AS A RESULT OF THE REORGANIZATION?

A. The reorganization is intended to qualify as a tax-free transaction for Federal income tax purposes. Assuming the reorganization of your fund qualifies for such treatment, you will not recognize a gain or loss for Federal income tax purposes as a result of the reorganization. As a condition to the closing of the reorganization, your fund will receive an opinion of counsel to the effect that the reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. You should talk to your tax advisor about any state, local and other tax consequences of your fund’s reorganization.

Q.	WHO WILL PAY FOR THE REORGANIZATION?

A. Legg Mason and the Funds will share the costs of the Reorganization involving the Legg Mason Partners funds. Please see “Proxy Solicitation” in the Proxy Statement/Prospectus for a description of the costs to be borne by Legg Mason and those to be borne by the Funds.

Q.	WILL I BE RECEIVING ANY OTHER PROXY MATERIALS OR OTHER MATERIALS FROM MY FUND?

A. Yes. Legg Mason has developed a broader set of initiatives designed to integrate and streamline the legacy Citigroup Asset Management funds. The other initiatives, which are not included in the attached materials, include proposals to reorganize other legacy Citigroup Asset Management funds as well as a number of other governance- and investment-related matters. Certain of these initiatives will require shareholder approval. The Boards of the affected funds recently have approved these initiatives and if the initiatives apply to your fund, they will be presented for your consideration and approval in separate proxy materials that will be sent to you during the next few months. For a discussion of certain of these proposals, see “Effect of Proposed ‘Shell’ Reorganizations of the Funds,” “Fundamental Investment Restrictions” and “Form of Organization” in the Proxy Statement/Prospectus.

Q.	ARE THERE ANY PROPOSED CHANGES TO THE SURVIVING FUND THAT I SHOULD KNOW ABOUT?

A. Yes. As part of the initiatives referred to in the previous question, shareholders of the Surviving Fund will be asked to approve certain proposals, including electing Board members and approving certain other governance- and investment-related proposals. If these proposals are approved by shareholders of the Surviving Fund, it is currently anticipated that they would take effect no later than the completion date of the proposed reorganization of your fund into the Surviving Fund.

Q.	HOW DOES MY BOARD RECOMMEND THAT I VOTE?

A. Your fund’s Board, including all of the independent Board members, unanimously recommends that you vote FOR the reorganization of your fund.

Q.	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A. If the shareholders of your fund do not approve the reorganization of your fund, then you will remain a shareholder of your fund.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A. Your vote makes a difference. If many shareholders just like you fail to vote their proxies, your fund may not receive enough votes to go forward with the shareholder meeting, and additional costs will be incurred to solicit additional proxies.

Q.	WHEN IS THE REORGANIZATION OF MY FUND EXPECTED TO HAPPEN?

A. If shareholders approve the reorganization of your fund, the reorganization of your fund is expected to occur on or about [                    ].

Q.	HOW CAN I VOTE?

A. In addition to voting by mail by returning the enclosed proxy card, you may also vote by either touch-tone telephone or online via the Internet, as follows:

To vote by touch-tone telephone:	To vote by Internet:

(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.	(1) Read the Proxy Statement/Prospectus and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set out on the Proxy Card and follow the simple instructions.	(3) Enter the control number set out on the Proxy Card and follow the simple instructions.

Q.	WHO GETS TO VOTE?

A. If you owned shares of your fund at the close of business on August 10, 2006, you are entitled to vote those shares, even if you are no longer a shareholder of the fund.

Q.	WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need more information or have any questions on how to cast your vote, please call Computershare Fund Services, your fund’s proxy solicitor, at 1-866-402-1719.

Your vote is important. Please vote promptly to avoid the additional expense of another solicitation.

LEGG MASON PARTNERS INCOME FUNDS

Legg Mason Partners Exchange Reserve Fund

Notice of Special Meeting of Shareholders

To be held on October 4, 2006

Please take notice that a Special Meeting of Shareholders (the “Meeting”) of Legg Mason Partners Exchange Reserve Fund (the “Acquired Fund”) will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, on October 4, 2006, at 2:00 p.m., Eastern time, for the following purposes:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund, in exchange for shares of Cash Portfolio (the “Acquiring Fund”), a series of Smith Barney Money Funds, Inc.; and (ii) the subsequent termination of the Acquired Fund; and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Acquired Fund at the close of business on August 10, 2006 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

YOUR VOTE ON THIS MATTER IS IMPORTANT. PLEASE VOTE PROMPTLY BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE OR BY FOLLOWING THE ENCLOSED INSTRUCTIONS TO VOTE BY TELEPHONE OR OVER THE INTERNET.

By Order of the Board of Trustees,

Robert I. Frenkel

Secretary

August 20, 2006

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY [    ], 2006

PROXY STATEMENT/PROSPECTUS

AUGUST [20], 2006

PROXY STATEMENT FOR:

LEGG MASON PARTNERS INCOME FUNDS

Legg Mason Partners Exchange Reserve Fund

(the “Acquired Fund”)

125 Broad Street

New York, New York 10004

1-800-451-2010

PROSPECTUS FOR

SMITH BARNEY MONEY FUNDS, INC.

Cash Portfolio

(the “Acquiring Fund”)

125 Broad Street

New York, New York 10004

1-800-451-2010

This combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Acquired Fund for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”). The Meeting will be held on October 4, 2006 at 2:00 p.m., Eastern time, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022. At the Meeting, the shareholders of the Acquired Fund will be asked to consider and act upon the following:

PROPOSAL 1:	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”), providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund (the “Reorganization”); and (ii) the subsequent termination of the Acquired Fund; and

PROPOSAL 2:	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Reorganization Agreement contemplates the transfer of all of the assets and the assumption of all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund. The Acquired Fund would then distribute to its shareholders the portion of the shares of the Acquiring Fund to which each such shareholder is entitled, with each shareholder receiving shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund held by that shareholder as of the close of business on the day of the closing of the Reorganization. Thereafter, the Acquired Fund will be liquidated.

You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization would be accomplished. Because shareholders of the Acquired Fund are being asked to approve a transaction that will result in their holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund into which the Acquired Fund would merge upon shareholder approval.

If the Reorganization Agreement is approved, each shareholder of each class of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund.

After the Reorganization, any deferred sales charge that applied to a shareholder’s Class B or Class C shares of the Acquired Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable deferred sales charge, the period during which a shareholder held the Class B or Class C shares of the Acquired Fund will be included in the holding period of the Acquiring Fund’s shares received as a result of the Reorganization. For more information about the classes of shares offered by the Acquired and Acquiring Fund, see “Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures,” below, and “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” in Appendix B.

The Reorganization is being structured as a tax-free reorganization for Federal income tax purposes. See “Information about the Reorganization—Federal Income Tax Consequences” below. Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

Both the Acquired Fund and the Acquiring Fund are series of separate open-end management investment companies. The investment objectives and principal investment strategies of the Acquired Fund are comparable to those of the Acquiring Fund. There are, however, certain differences in investment objectives, policies, strategies and principal risks. Please see “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus, which you should retain for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. A Statement of Additional Information (the “Reorganization SAI”) dated August [21], 2006 relating to this Proxy Statement/Prospectus and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Reorganization SAI is available upon request and without charge by writing to the Acquired or Acquiring Funds (each, a “Fund” and collectively, the “Funds”) at the address listed above or by calling Shareholder Services at 1-800-451-2010.

ii

For more information regarding the Funds, see the current prospectuses, dated November 28, 2005 and May 1, 2005, respectively, and current statements of additional information, dated November 28, 2005 and April 28, 2006, respectively, (the “Fund SAI’s”) of the Acquired Fund and the Acquiring Fund listed in Appendix K; the Acquired Fund’s prospectus and Fund SAI’s are incorporated into this Proxy Statement/Prospectus by reference.

The most recent annual report for each Fund, and the semi-annual report next succeeding such annual report, for the Acquired Fund, which highlight certain important information such as investment performance and expense and financial information and which have been filed with the SEC, are incorporated herein by reference. You may receive a copy of the prospectuses, SAIs, annual reports and semi-annual reports for each Fund by contacting Shareholder Services at 1-800-451-2010, by writing the Funds at the address listed above, or by visiting the Funds’ website at www.leggmason.com/InvestorServices.

In addition, you can copy and review this Proxy Statement/Prospectus and the complete filing on Form N-14 containing the Proxy Statement/Prospectus and any of the above-referenced documents at the SEC’s Public Reference Room in Washington, DC. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

A copy of the form of Reorganization Agreement pertaining to the Reorganization accompanies this Proxy Statement/Prospectus as Appendix A.

The information contained herein concerning the Acquired Fund has been provided by, and is included herein in reliance upon, the Acquired Fund. The information contained herein concerning the Acquiring Fund has been provided by, and is included herein in reliance upon, the Acquiring Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. There is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

iii

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix A.

Proposed Reorganization

At meetings held in June 2006, the Board of the Acquired Fund and the Board of the Acquiring Fund, including all of the Board members who are not “interested persons” of the Acquired Fund under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Board members of the Acquiring Fund, including all of the Board members who are not “interested persons” of the Acquiring Fund under the 1940 Act (“Independent Board Members”), unanimously approved the Reorganization Agreement. The Reorganization Agreement provides for:

1. the transfer of all of the assets and the assumption of all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund;

2. the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

3. the termination of the Acquired Fund.

The Reorganization Agreement is subject to approval by the shareholders of the Acquired Fund. The Reorganization, if approved by shareholders, is scheduled to be effective as of the close of business on [                    ], or on such later date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date. Shareholders of Class B shares and Class C shares of the Acquired Fund will receive the same class of shares of the Acquiring Fund. See “Information about the Proposed Reorganization” below. For more information about the classes of shares offered by the Acquired and Acquiring Funds, see “Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures” below and “Purchase, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” in Appendix B.

For the reasons set forth below in “Information about the Proposed Reorganization—Reasons for the Reorganization and Board Considerations,” the Board of the Acquired Fund, including all of the Independent Board Members, has concluded that the Reorganization of the Acquired Fund would be in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The Board, therefore, has submitted the Reorganization Agreement to the shareholders of the Acquired Fund and recommends that shareholders of the Acquired Fund vote “FOR” the Reorganization Agreement effecting the Reorganization of the Fund. The Board of the Acquiring Fund has approved the Reorganization on behalf of the Acquiring Fund.

For the Acquired Fund, approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, as defined in the 1940 Act. A “majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. See “Voting Information” below.

Prior to completion of the Reorganization, the Acquired Fund and the Acquiring Fund each will have received from Dechert LLP an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. Accordingly, no gain or loss will be recognized by the Acquired Fund or its shareholders as a result of the Reorganization of the Acquired Fund, and the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shareholder’s Acquired Fund shares. For more information about the Federal income tax consequences of the Reorganization, see “Information About the Proposed Reorganization—Federal Income Tax Consequences” below.

Certain Defined Terms Used in this Proxy Statement and Prospectus

The Acquired Fund is a series of Massachusetts trust and the Acquiring Fund is a series of a Maryland Corporation. For ease of reference and clarity of presentation, shares of common stock of the Maryland corporations and beneficial interests of the Massachusetts trusts are hereinafter referred to as “shares,” and holders of shares are hereinafter referred to as “shareholders”; the Boards of Trustees overseeing the Funds are each referred to herein as a “Board” and collectively as the “Boards”; the term “termination” refers to the termination and redemption for the purposes of a series of a Massachusetts business trust refers to the liquidation of the assets and the distribution of the remaining trust property to the shareholders in accordance with their respective rights.

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Acquired Fund and the Acquiring Fund. Please be aware that this is only a brief discussion. More detailed comparisons of the Acquired Fund and the Acquiring Fund, including risks, appear later in this Proxy Statement/Prospectus, and a chart providing a side-by-side comparison of the Funds and their investment objectives, principal investment strategies and management can be found in Appendix C. These discussions include any material differences in the Funds’ “fundamental” investment policies, meaning those that can be changed only by shareholder vote, and any material differences in the Fund’s “non-fundamental” investment policies, meaning those that can be changed by the Fund’s board without a shareholder vote. More information can be found in each Fund’s prospectus and Fund SAI.

There are no significant differences between the Funds’ investment objectives, investment policies and strategies.

The investment objectives of both Funds are substantially alike. While the Acquired Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity, the Acquiring Fund seeks maximum current income and preservation of capital.

The primary investment strategies of each Fund are very similar.

Both Funds invest primarily in high quality, U.S. dollar denominated short-term debt securities. The Funds invest at least 25% of their assets in obligations of domestic and foreign banks and limit foreign investments to issuers located in major industrialized countries. Both Funds invest in commercial paper and other short-term obligations rated by a nationally recognized rating organization in the highest short-term rating category, or if unrated, of equivalent quality, and in other corporate obligations and municipal obligations rated in the two highest rating categories, or if unrated, of equivalent quality. Both Funds invest exclusively in securities having remaining maturities of 397 days or less. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. In selecting investments for the Funds, the managers look for the best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality; issuers offering minimal credit risk; and maturities consistent with the manager’s outlook for interest rates. Each Fund is a diversified fund.

Comparison of Fees and Expenses

The tables below (1) compare the estimated fees and expenses of each class of each Fund, as of March 31, 2006, and (2) show the estimated fees and expenses of each class of the combined Fund, on a pro forma basis, as if the Reorganization occurred on March 31, 2006.

Fee Tables And Examples:

Legg Mason Partners Exchange Reserve Fund (Acquired Fund)/Cash Portfolio (Acquiring Fund)

	Pre-Reorganization
	Legg Mason Partners Exchange Reserve Fund*		Cash Portfolio*#		Cash Portfolio (Pro Forma Combined Fund)*†
	Class B		Class B		Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	5.00	%(a)	5.00	%(a)	5.00	%(a)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%		0.37%		0.37%
Distribution and/or Service (12b-1) Fees	0.50%		0.50%		0.50%
Other Expenses	0.17%		0.11%		0.11%
Total Annual Fund Operating Expenses	1.12%		0.98%		0.98%
Fee Waiver and/or Expense Reimbursement	N/A		N/A		N/A
Net Total Annual Fund Operating Expenses	N/A		N/A		N/A

	Pre-Reorganization
	Legg Mason Partners Exchange Reserve Fund*	Cash Portfolio*+	Cash Portfolio (Pro Forma Combined Fund)*‡
	Class C	Class C	Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of net asset value at purchase or redemption)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.45%	0.37%	0.37%
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.26%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.21%	1.07%	1.07%
Fee Waiver and/or Expense Reimbursement	N/A	N/A	N/A
Net Total Annual Fund Operating Expenses	N/A	N/A	N/A

*	Pre-Reorganization and Pro Forma ratios include the estimated effect of new transfer agency and custody contracts that were effective January 1, 2006.
#	Ratios are estimated as Cash Portfolio currently does not offer Class B shares.
†	Prior to the Reorganization, Cash Portfolio did not issue Class B shares.
+	Ratios are estimated as currently offered Class C shares will be exchanged for Class A shares and new Class C Shares will be offered.
‡	The Class C shares currently offered by Cash Portfolio will be exchanged for Class A shares prior to the Reorganization, and Cash Portfolio will offer new Class C shares using the existing structure of Legg Mason Partners Exchange Reserve Fund’s Class C shares.
(a)	Class B shares exchanged from a Legg Mason Partners fund remain subject to the original fund’s deferred sales charge while held in the fund.

The following examples help you compare the costs of investing in each of the Funds with the costs of investing in other mutual funds. The examples assume that you invest $10,000 for the periods shown, that your investment has a 5% return each year, that you reinvest all distributions and dividends, and that the Funds’ operating expenses (before voluntary fee waivers and/or expense reimbursements, if any) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Year	5 Year	10 Year
Class B:
Legg Mason Partners Exchange Reserve Fund	$614	$656	$717	$1,194	(a)
Cash Portfolio(b)	$600	$612	$642	$1,072	(a)
Cash Portfolio (Pro Forma Combined Fund)	$600	$612	$642	$1,072	(a)

Class C:
Legg Mason Partners Exchange Reserve Fund	$223	$384	$665	$1,465
Cash Portfolio(c)	$209	$340	$589	$1,304
Cash Portfolio (Pro Forma Combined Fund)	$209	$340	$589	$1,304

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class B:
Legg Mason Partners Exchange Reserve Fund	$114	$356	$617	$1,194	(a)
Cash Portfolio(b)	$100	$312	$542	$1,072	(a)
Cash Portfolio (Pro Forma Combined Fund)	$100	$312	$542	$1,072	(a)

Class C:
Legg Mason Partners Exchange Reserve Fund	$123	$384	$665	$1,465
Cash Portfolio(c)	$109	$340	$589	$1,304
Cash Portfolio (Pro Forma Combined Fund)	$109	$340	$589	$1,304

(a)	Assumes conversion to Class A Shares eight years after purchase.
(b)	Amounts are estimated as Cash Portfolio currently does not offer Class B shares.
(c)	Amounts are estimated as currently offered Class C shares will be exchanged for Class A shares and new Class C Shares will be offered.

As a result of the Reorganization, total expenses paid by Acquired Fund shareholders will decline for Class B shares from 1.12% to 0.98% and for Class C shares from 1.21% to 1.07%.

Comparison of Distribution and Shareholder Servicing Arrangements and Purchase, Redemption and Exchange Policies and Procedures

Although the Acquiring Fund will offer four classes of shares, Classes A, B, C and Y, after the Reorganization, only Class B and Class C shares are offered in this Proxy Statement/Prospectus. Class B and Class C shares will be available by exchange only for Class B and Class C shares of certain Legg Mason Partners mutual funds.

The Acquired Fund currently offers two classes of shares: Class B and Class C. Investors may buy shares of the Acquired Fund only by exchanging Class B or Class C shares of other Legg Mason Partners mutual funds. Class B shares of the Acquired Fund convert to Class A shares of the Acquired Fund eight years after the date of the investor’s original purchase.

Shares of the Acquired or Acquiring Funds that are acquired in an exchange of shares from another Legg Mason Partners fund are not subject to an initial sales charge at the time of the exchange. The deferred sales charge (if any) payable upon redemption will continue to be measured from the date of the investor’s original purchase of shares subject to a deferred sales charge.

Acquired Fund shareholders will not pay a sales load or deferred sales charge as a result of the Reorganization.

More information about the distribution and shareholder servicing arrangements of the Acquiring Fund following the Reorganization and the procedures for making purchases, redemptions and exchanges of shares are set forth in “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” in Appendix B to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Acquired Fund with the Acquiring Fund is based upon and qualified in its entirety by the disclosure appearing in the prospectuses (as supplemented) of the Acquired Fund and the Acquiring Fund under the captions “Investments, Risks and Performance” and “More About the Fund’s Investments.” The prospectuses (each of which has been supplemented from time to time) are dated as follows:

Fund	Prospectus Dated
Legg Mason Partners Exchange Reserve Fund	November 28, 2005
Cash Portfolio	May 1, 2006

Additional information about each Fund’s investment objectives and principal investment strategies may also be found in Appendix C to this Proxy Statement/Prospectus.

There are no significant differences between the Funds’ investment objectives, investment policies and strategies.

The investment objectives of both Funds are substantially alike. While the Acquired Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity, the Acquiring Fund seeks maximum current income and preservation of capital.

The primary investment strategies of each Fund are very similar.

Both Funds invest primarily in high quality, U.S. dollar denominated short-term debt securities. The Funds invest at least 25% of their assets in obligations of domestic and foreign banks and limit foreign investments to issuers located in major industrialized countries. Both Funds invest in commercial paper and other short-term obligations rated by a nationally recognized rating organization in the highest short-term rating category, or if unrated, of equivalent quality, and in other corporate obligations and municipal obligations rated in the two highest rating categories, or if unrated, of equivalent quality. Both Funds invest exclusively in securities having remaining maturities of 397 days or less. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. In selecting investments for the Funds, the managers look for the best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality; issuers offering minimal credit risk; and maturities consistent with the manager’s outlook for interest rates. Each Fund is a diversified fund.

Risk Factors

There are no significant differences between the Funds’ risk factors. Although the Funds seek to preserve the value of an investment in the Funds at $1 per share, it is possible to lose money by investing the Funds, or the Funds could underperform other short-term debt instruments or money market funds if:

•	interest rates rise sharply;

•	an issuer or guarantor of securities held by the Funds defaults, or has its credit rating downgraded; or

•	the manager’s judgment about the value or credit quality of a particular security proves to be incorrect.

Because both Funds invest at least 25% of their assets in obligations of domestic and foreign banks, the Funds, as a result, are more susceptible to events affecting the banking industry. The value of the Funds’ foreign bank securities may go down because of unfavorable government actions or political instability. Compared to U.S. banks, there may be less publicly available information about foreign banks. In addition, foreign banks are not subject to the uniform accounting, auditing and financial reporting standards of U.S. banks. A decline in a foreign currency relative to the U.S. dollar may indirectly increase credit risk and default risk attributable to foreign bank obligations in which the Funds invest.

Fundamental Investment Restrictions

Shareholders of the Acquired and Acquiring Funds are being asked in a separate proxy statement to approve revised fundamental investment policies for their Funds, which are set forth below. The Boards of the Funds have adopted, and recommended that their shareholders approve, a uniform set of fundamental investment policies that cover certain broad topics as to which mutual funds, such as the Funds, must have policies that may be changed only with shareholder approval. In connection with this proposal, the Boards have also approved the elimination, or the reclassification as non-fundamental, of all other investment policies that are not required to be classified as fundamental, and the redesignation of the investment objectives of certain Funds as non-fundamental, which means they could be changed without shareholder approval.

Comparison between Fund Fundamental Investment Restrictions

If shareholders of the Acquired Fund approve the proposed changes to the Fund’s fundamental investment restrictions, the Acquired Fund’s current fundamental investment restrictions with respect to borrowing, underwriting the securities of other issuers, lending money or other assets, issuing senior securities, purchasing or selling real estate, purchasing or selling commodities or contracts related to commodities, and concentrating in a particular industry will be replaced by the new policies. Management of the Funds believes that adoption of the new policies will have no material effect on the manner in which the Funds are managed.

The following table lists (1) the current fundamental investment restrictions for the Acquired Fund, (2) the current fundamental investment restrictions for the Acquiring Fund and (3) the proposed changes to the fundamental investment restrictions that will be voted on by shareholders of the Acquired Fund, but in a separate proxy statement. Identical proposed fundamental investment restrictions are being voted on by shareholders of the Acquiring Fund so that if (1) shareholders of the Acquired Fund approve the Reorganization and (2) shareholders of the Acquiring Fund approve their proposed fundamental investment restrictions, shareholders of the Acquired Fund will become shareholders of a Fund with the same fundamental investment restrictions as are being proposed for their current Fund. Following the table is an explanation of the differences between (1) the Acquired Fund’s current fundamental investment restrictions and the proposed fundamental investment restrictions and (2) the Acquired Fund’s and the Acquiring Fund’s fundamental investment restrictions should shareholders of the Funds not approve the proposed changes to such restrictions.

Subject	Legg Mason Partners Exchange Reserve Fund’s Current Restrictions	Cash Portfolio’s Current Restrictions	Legg Mason Partners Exchange Reserve Fund’s and Cash Portfolio’s Proposed Restrictions
	The Fund may not:	The Fund may not:	The Fund may not:
Diversification:	Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder. However, since the Fund operates as a money market fund under Rule 2a-7 under the Act, compliance with Rule 2a-7 is deemed to satisfy the diversification requirements otherwise applicable to diversified investment companies under the 1940 Act.	Invest in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder. However, since the Fund operates as a money market fund under Rule 2a-7 under the Act, compliance with Rule 2a-7 is deemed to satisfy the diversification requirements otherwise applicable to diversified investment companies under the 1940 Act.	No stated fundamental restriction.

Subject	Legg Mason Partners Exchange Reserve Fund’s Current Restrictions	Cash Portfolio’s Current Restrictions	Legg Mason Partners Exchange Reserve Fund’s and Cash Portfolio’s Proposed Restrictions
	The Fund may not:	The Fund may not:	The Fund may not:

Borrowing:

Borrow money, except that (a) the portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser or cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than

33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

Borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Underwriting:	Engage in the business of underwriting securities issued by other persons, except to the extent that the portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.	Act as underwriter of securities of other issuers.	Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending:	Make loans. This restriction does not apply to (a) the purchase or debt obligations in which the portfolio may invest consistent with the investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.	Lend money or other assets except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Legg Mason Partners Exchange Reserve Fund’s Current Restrictions	Cash Portfolio’s Current Restrictions	Legg Mason Partners Exchange Reserve Fund’s and Cash Portfolio’s Proposed Restrictions
	The Fund may not:	The Fund may not:	The Fund may not:

Senior Securities:	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted in the 1940 Act and the rules, regulations and orders thereunder.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.	Issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real Estate:	Purchase or sell real estate or real estate mortgages, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) investing in REIT securities.

Purchase or sell real estate, real estate mortgages or real estate investment trust securities, but this restriction shall not prevent each fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein, or (b) holding or selling real estate received in connection with securities it holds or held.

Purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Commodities:	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent the portfolio from (a) trading in futures contracts and options on futures contracts; or (b) investing in gold bullion and coins or receipts for gold.	Purchase or sell commodities or commodity contracts, but this restriction shall not prevent each fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies).	Purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Subject	Legg Mason Partners Exchange Reserve Fund’s Current Restrictions	Cash Portfolio’s Current Restrictions	Legg Mason Partners Exchange Reserve Fund’s and Cash Portfolio’s Proposed Restrictions
	The Fund may not:	The Fund may not:	The Fund may not:

Concentration:	Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their potential subdivisions are not considered to be issued by members of any industry. [The Fund generally invests at least 25% of its assets in U.S. dollar-denominated bank obligations.]	Invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations) and the Fund reserves freedom of action to concentrate in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities.	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks.

Other:	Invest in common stocks, preferred stocks, warrants and other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.	No restriction.	No restriction.

Comparison between the Acquired Fund’s Current and Proposed Fundamental Investment Restrictions

One difference between the fundamental investment restrictions is that, if approved by shareholders of the Acquired Fund, these proposals would result in the elimination of the Acquired Fund’s fundamental policy requiring it to operate as a “diversified” company under the 1940 Act, although the Acquired Fund would continue to operate as a diversified company under the 1940 Act, including the rules applicable to money market funds. However, this difference has no practical effect because under the 1940 Act a shareholder vote is required to change a fund’s status from diversified to non-diversified and because by complying with Rule 2a-7 under the 1940 Act, the Acquired Fund is deemed to satisfy the diversification requirements otherwise applicable to diversified investment companies under the 1940 Act.

Another difference between the fundamental investment restrictions is that the Acquired Fund may not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry, while the Acquiring Fund may not invest less than 25% of its assets in bank obligations (including both domestic and foreign bank obligations). However, this difference has had no practical effect, because the Acquiring Fund has relied on an SEC policy permitting it to invest at least 25% of its assets in certain bank instruments issued by domestic banks.

Comparison between the Acquired Fund’s and the Acquiring Fund’s Current Fundamental Investment Restrictions

There are no material differences between the Acquired Fund’s and the Acquiring Fund’s current fundamental investment restrictions.

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement attached as Appendix A to this Proxy Statement/Prospectus. The Reorganization Agreement provides for (1) the transfer of all of the assets and the assumption of all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, (2) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund, and (3) the termination of the Acquired Fund. Subject to the satisfaction of the conditions described below, the Reorganization is

scheduled to occur as of the close of business on [                        ], or on such later date as the parties may agree (the “Closing Date”). The net asset value of the Acquired Fund will be computed using the valuation procedures established by the Acquired Fund’s Board. The net asset value per share of each class of the Acquiring Fund shall be determined using the valuation procedures established by the Acquiring Fund’s Board. The number of shares of each class of the Acquiring Fund to be issued in exchange for the Acquired Fund’s assets shall be determined with respect to each such class by dividing the net asset value of each class of the Acquired Fund by the net asset value per share of the corresponding class of the Acquiring Fund. The Acquired Fund’s Board will adopt the valuation procedures of the Acquiring Fund’s Board before the Reorganization.

The number of full and fractional shares of the Acquiring Fund to be received by the Acquired Fund shareholder in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund held by such shareholder as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date or such later time as the Acquired Fund’s net asset value is calculated. As promptly as practicable after the Closing Date, the Acquired Fund will distribute pro rata to its shareholders of record, as of the close of regularly scheduled trading on the NYSE on the Closing Date, the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization. The distribution with respect to each class of the Acquired Fund’s shares will be accomplished by the transfer of the Acquiring Fund shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders.

The aggregate net asset value of Class B and Class C shares of the Acquiring Fund to be credited to Class B and Class C Acquired Fund shareholders, respectively, will, with respect to each class, be equal to the aggregate net asset value of the shares of the Acquired Fund of the corresponding class owned by Acquired Fund shareholders on the Closing Date.

The Acquiring Fund will not issue certificates representing the Class B and Class C shares issued in connection with such Reorganization. Share certificates of the Acquired Fund will be voided.

After such distribution, the Acquired Fund will take all necessary steps under Massachusetts law, its charter and any other applicable law to effect its complete termination.

The Board of the Acquired Fund and the Board of the Acquiring Fund has determined with regard to their respective Funds that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Fund. In making these determinations, the Board of each Fund took into account that management has agreed to pay all the printing, proxy solicitation, mailing and postage costs of the Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legg Mason Partners Funds, the Salomon Brothers Funds and CitiFunds (the “Legacy CAM Funds”) and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees.

The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date, if circumstances should develop that, in the opinion of either Fund’s Board, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Acquired Fund and the Acquiring Fund may waive compliance with any of the covenants or conditions made therein for the benefit of either Fund, other than the requirements that: (a) the Reorganization Agreement be approved by shareholders of the Acquired Fund; and (b) the Acquired Fund and the Acquiring Fund receive the opinion of Dechert LLP that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for Federal income tax purposes.

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund as defined in the 1940 Act, with all classes voting together as a single class. See “Voting Information” below.

Description of the Acquiring Fund’s Shares

Acquired Fund shareholders of record as of the Closing Date will receive full and fractional shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights, except for Class B shares as more fully described in “Purchases, Redemptions and Exchange of Fund Shares; Other Shareholder Information” attached as Appendix B to this Proxy Statement/Prospectus. The Acquiring Fund will not issue share certificates.

Reasons for the Reorganization and Board Considerations

The Reorganization of the Acquired and Acquiring Funds is among a series of initiatives that the Boards approved following the December 2005 acquisition by Legg Mason, Inc. (“Legg Mason”) of Citigroup Asset Management (“CAM”), which included the Funds’ investment managers. The Reorganization is part of a broad set of initiatives, including a comprehensive review of Legg Mason’s various products, undertaken with the goal of integrating and streamlining the Legacy CAM Funds.

At meetings held in June 2006, your Board approved a series of initiatives that are designed to: (1) integrate the operations of the Legacy CAM Funds; (2) streamline the operations and product offerings of the Legacy CAM Funds; (3) take advantage of potential economies of scale; and (4) leverage Legg Mason’s broad investment management capabilities and expertise by appointing new portfolio managers from different Legg Mason advisory subsidiaries whose core competency, in the opinion of Legg Mason, is better suited to manage certain Legacy CAM Funds. The integration of the Legacy CAM Funds will include, among other things: (1) eliminating overlapping or duplicative funds; (2) reducing the number of registrants and changing the form of organization of all the Funds such that all Funds within the same complex are organized within a single jurisdiction and have a single form of declaration of trust; (3) electing Boards so that each Board oversees a single asset class or form of investment company; (4) proposing a standardized set of fundamental investment policies for the Funds; (5) changing investment strategies of certain Acquiring Funds; (6) rationalizing share classes; and (7) approving a new manager/subadviser structure.

These initiatives are being implemented over a period of time. If approved by shareholders, the proposed Reorganization and “shell” reorganization, as discussed below, are expected to close in [                    ]. Other proposed changes to investment strategies and share classes are expected to be effective prior to the Reorganization.

The fund integration initiatives and the proposed Reorganization were presented to each Board for consideration at board meetings held in June 2006, and were approved at those meetings. Following extensive discussions of the advantages to each Fund participating in the proposed Reorganization, each Board, including all of the Independent Board Members of the Fund, determined, with respect to the Fund overseen by that Board, that: (1) the proposed Reorganization would be in the best interests of the Fund; and (2) the proposed Reorganization would not result in the dilution of the interests of the Fund or its shareholders.

In recommending the Reorganization, your Board considered a number of factors, including the following:

•	the benefits to the Funds and to Legg Mason that are expected to be derived from integration of the Funds as described below;

•	the plans of management to eliminate comparable or duplicative product offerings among the Legacy CAM Funds as part of the overall integration initiatives to reduce the potential for investor confusion;

•	the compatibility of the investment objectives, strategies, policies and risks of the Acquired Fund with those of the Acquiring Fund;

•	the investment management capabilities and expertise of the portfolio managers of the Acquiring Fund as compared to those of the Acquired Fund;

•	greater marketing and distribution focus on a smaller number of funds, which may promote asset growth over time;

•	the relative size of the Acquiring and Acquired Funds;

•	the expense ratios of the Funds and information as to specific fees and expenses of the Acquiring Fund and the Acquired Fund;

•	that the Reorganization will not dilute the interests of current shareholders of the Acquiring Fund or Acquired Fund;

•	the Federal tax consequences of the Reorganization to the Acquired Fund and its shareholders, including that the Reorganization has been structured to qualify as a Federal tax-free transaction;

•	the benefits that may be derived by Legg Mason and its affiliates as a result of the Reorganization as well as from various relationships with the Acquired Fund or Acquiring Fund;

•

the allocation of expenses associated with the Reorganization among the Funds and Legg Mason, particularly that management has agreed to pay all the printing, proxy solicitation, mailing and postage costs of the Reorganization,

75% of the costs attributable to other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees; and

•	the potential for greater economies of scale and lower expenses, resulting from greater asset growth over time.

More specifically, with respect to the Reorganization proposed in this Proxy Statement/Prospectus, the Board noted that the proposed Reorganization would merge two money market funds with similar investment management teams and substantially the same investment objectives and strategies. The Board also considered that the Reorganization will eliminate product overlap and will consolidate the Acquired Fund, a relatively small fund with higher expenses, with the Acquiring Fund, a much larger fund with a lower management fee and lower total expenses, which should result in lower total expenses for the Acquired Fund. The Acquired Fund has not reached breakpoints in its management fee, but as part of the larger Acquiring Fund, it will benefit from the breakpoints the Acquiring Fund has reached in its management fee, which have lowered that Fund’s management fee from 0.45% to 0.37% of average daily net assets.

The Board also considered that, if the Reorganization is approved by shareholders and is consummated, Legg Mason is expected to achieve higher profitability due to decreased costs and increased revenue including from a potential increase in assets under management. First, Legg Mason is expected to reduce the level of its operational expenses for administrative, compliance and portfolio management services as the number of separate funds declines. Second, to the extent that the Reorganization helps to streamline the fund family, encourage a more focused marketing and distribution effort, reduce investor confusion, produce better performance, and generally make the funds more attractive investment vehicles to the investing public, Legg Mason will benefit from the increased revenues resulting from rising asset levels.

Federal Income Tax Consequences

The Reorganization is conditioned upon the receipt by the Acquired Fund and the Acquiring Fund of an opinion from Dechert LLP, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes:

(i) The acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of Acquiring Fund shares and termination of the Acquired Fund, all pursuant to the Plan, constitutes a reorganization within the meaning of Section 368(a) of the Internal Revenue Code;

(ii) The Acquired Fund will not recognize gain or loss upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption of all of the Acquired Fund liabilities by the Acquiring Fund, and the Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund shares and termination of the Acquired Fund;

(iii) Shareholders will not recognize gain or loss on the receipt of Acquiring Fund shares solely in exchange for the Acquired Fund shares pursuant to the Reorganization;

(iv) The aggregate basis of the Acquiring Fund shares received by each Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor;

(v) The holding period of the Acquiring Fund shares received by each Shareholder pursuant to the Reorganization will include the holding period of Acquired Fund shares exchanged therefor, provided that the Shareholder held the Acquired Fund shares at the time of the Reorganization as a capital asset;

(vi) The Acquiring Fund will not recognize gain or loss upon the receipt of assets of the Acquired Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund;

(vii) The basis of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer; and

(viii) The holding periods of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization in the hands of the Acquiring Fund will include the periods during which such assets were held by the

Acquired Fund (except to the extent that the investment activities of the Acquiring Fund act to reduce or eliminate such holding period).

While neither the Acquired Fund nor the Acquiring Fund is aware of any adverse state or local tax consequences of the proposed Reorganization, they have not requested any ruling or opinion with respect to such consequences and shareholders should consult their own tax advisor with respect to such matters.

No later than the business day prior to the Reorganization, the Acquired Fund, to the extent necessary, will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Acquired Fund’s shareholders all of the Acquired Fund’s investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such dividends will be included in the taxable income of the Acquired Fund’s shareholders.

Effect of Proposed “Shell” Reorganization of the Funds

In a separate proxy statement, shareholders of the Acquired and Acquiring Funds are being asked to approve a number of governance-related matters, including the consolidation of the Boards, so that both Funds would be overseen by a board focusing on fixed income funds. In conjunction with this board consolidation, shareholders of the Acquired and Acquiring Funds are also being asked to approve an agreement and plan of reorganization, in connection with a two-step restructuring initiative, that is intended to reduce the number of separate legal entities in the Legacy CAM Fund complex that are registered with the SEC and to adopt the Maryland business trust form of organization for all the Funds.

If shareholders of the Acquired Fund approve the Reorganization Agreement for that Fund, it is intended that the Reorganization be effective before these restructurings. In such event, the Acquired Fund would not go through the two-step restructuring mentioned above.

As noted in Appendix J, the Acquiring Fund is organized as a series of a Maryland Corporation. Assuming all required shareholder approvals with regard to the restructurings are obtained and the shareholders of the Acquired Fund approve the Reorganization Agreement, then the Acquiring Fund would become a series of a Maryland business trust and the Acquired Fund’s shareholders would become shareholders of that series of a Maryland business trust following the closing of the Reorganization and restructuring. On the other hand, if shareholders of the Acquired Fund approve the Reorganization Agreement but all required shareholder approvals with regard to the restructurings applicable to the Acquiring Fund are not obtained, then the Acquiring Fund will remain a series of a Maryland corporation, if the first step of the Acquiring Fund restructuring is not approved, or will become a series of a Massachusetts business trust, if the second step of the Acquiring Fund restructuring is not approved, and the shareholders of the Acquired Fund would become shareholders of the trust as a result of the Reorganization and restructurings.

A comparison of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus in Appendix G.

Termination of the Acquired Fund

If the Reorganization is effected, the Acquired Fund will be terminated, and the Acquired Fund’s issued and outstanding shares will be cancelled.

INFORMATION ABOUT MANAGEMENT OF THE ACQUIRING FUND

Investment Manager and Subadvisers

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the Acquiring Fund’s investment manager, effective August 1, 2006. LMPFA, a subsidiary of Legg Mason located at 100 Light Street, Baltimore, Maryland 21202, is a newly-organized investment adviser that will provide administrative and compliance oversight services to the Fund. LMPFA will not provide day-to-day portfolio management services. Rather, portfolio management will be provided by Western Asset Management Company (“Western Asset”), a subsidiary of Legg Mason located at 385 East Colorado Boulevard, Pasadena, California 91101.

Management and subadvisory fees will be paid to LMPFA and the subadviser at the following rates as a percentage of the Acquiring Fund’s average daily net assets:

Fund	Investment Manager	Effective Fee Rate	Subadviser	Rate Received by Subadviser
Cash Portfolio	LMPFA	First $1 billion 0.45% Next $1 billion 0.425% Next $3 billion 0.40% Next $5 billion 0.375% Over $10 billion 0.35%	Western Asset	The subadvisory fee will be 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements.

For the fiscal year ended December 31, 2005, the Acquiring Fund’s prior manager received investment management fees at the effective rate of 0.38% of the Acquiring Fund’s average daily net assets.

Additional information about the factors considered by the Board of the Acquiring Fund in approving the Acquiring Fund’s prior Investment Management Agreement is contained in the shareholder report for the Acquiring Fund for the year ended December 31, 2005. A discussion of the factors considered by the Board in approving the new Investment Management Agreement and the subadvisory agreement for the Acquiring Fund will be disclosed in future reports to shareholders following Board approval.

Certain Legal Proceedings

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management, LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Defendant Funds, CAM believes the Defendant Funds have significant defenses to such allegations, which the Defendant Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the Funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup Inc. (“Citigroup”) business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). Most of such trustees have been nominated to serve on the Board of Cash Portfolio. (The Trust is also named in the complaint as a nominal defendant.)

The complaint alleges both derivative claims on behalf of the Trust and class claims on behalf of a putative class of shareholders of the Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the trustees violated the proxy solicitation requirements of the Investment Company Act of 1940, and breached their fiduciary duty to shareholders, by virtue of the voting procedures used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the Investment Company Act of 1940. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Trust, and the independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. An answer to the complaint is due in September 2006.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

Legg Mason and certain of the Acquiring Fund’s service providers, which include Legg Mason affiliated service providers, have a financial interest in the Reorganization because their respective fees under agreements with the Acquiring Fund generally increase as the amount of the assets of the Acquiring Fund increase, and the amount of those assets will increase as a result of the Reorganization (although this increase in assets is expected to be offset by the concomitant loss of the Acquired Fund’s assets).

Information about the Acquired Fund and the Acquiring Fund is included in the Prospectuses, SAIs, annual reports and semi-annual reports, all as filed with the SEC and dated as listed in Appendix K. Copies of these documents are filed herewith and the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Acquired Fund at 1-800-451-2010, by writing to the Funds at 125 Broad Street, New York, New York 10022 or by visiting Legg Mason’s website at www.leggmason.com/Investorservices.

Both the Acquired and the Acquiring Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Reports and other information about each Fund are available on the Edgar Database on the SEC’s website at www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, N.E., Washington, DC 20549 at prescribed rates.

Financial Highlights

The fiscal year-end of the Acquired Fund is July 31. The fiscal year-end of the Acquiring Fund is December 31.

The financial highlights of the Acquiring Fund contained in Appendix D have been derived from financial statements audited by KPMG LLP.

Information regarding the historical performance of each Fund is contained in Appendix F.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), located at 100 Light Street, Baltimore, Maryland 21202; CGMI, located at 388 Greenwich Street, New York, New York 10013; and PFS Distributors, Inc., located at 3100 Breckenridge Boulevard, Bldg. 200, Duluth, Georgia 30199, serve as the Acquiring Fund’s co-distributors. LMIS is a wholly owned subsidiary of Legg Mason.

A distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributor and may be substantial. Legg Mason or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s distributors, affiliates of Legg Mason, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

FORM OF ORGANIZATION

As discussed above under “Information about the Proposed Reorganization—Effect of Proposed “Shell” Reorganization of the Funds,” it is proposed that the Acquiring and Acquired Funds be reorganized as series of Massachusetts business trusts aligned by asset class in order to reduce the number of registrants and that the surviving Massachusetts business trusts be reorganized as Maryland business trusts. A comparison of Maryland corporations, Massachusetts business trusts and Maryland business trusts is attached to this Proxy Statement/Prospectus as Appendix G. In addition, each Fund’s current form of organization is set out in Appendix J.

It is being proposed, in separate proxy materials, that shareholders of each Fund approve the consolidation of the Funds’ current boards into the proposed board for fixed income funds. If the consolidated boards are elected by Fund shareholders and the transactions described in the preceding paragraph are consummated, the Acquiring Fund will be overseen by the fixed income board.

A comparison of the current composition of the Funds’ Boards and their proposed composition is attached to this Proxy Statement/Prospectus as Appendix I.

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Acquired Fund and Acquiring Fund as of the date set out below, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

For Legg Mason Partners Exchange Reserve Fund and Cash Portfolio

As of December 31, 2005 (Unaudited)

	Legg Mason Partners Exchange Reserve Fund	Cash Portfolio	Pro Forma Adjustments	Pro Forma Combined Cash Portfolio
Class A:(a)(c)
Net Assets	—	$17,546,718,658	$152,367	$17,546,871,025
Shares Outstanding	—	17,546,472,956	152,362	17,546,625,318
Net Asset Value Per Share	—	$1.00		$1.00

Class B:(b)
Net Assets	$54,868,781	—	—	$54,868,781
Shares Outstanding	54,805,932	—	—	54,805,932
Net Asset Value Per Share	$1.00	—		$1.00

Class C:(a)
Net Assets	$136,390,986	$152,367	$(152,367)	$136,390,986
Shares Outstanding	136,473,841	152,362	(152,362)	136,473,841
Net Asset Value Per Share	$1.00	$1.00		$1.00

Class Y:(c)
Net Assets	—	$120,702,912	—	$120,702,912
Shares Outstanding	—	120,701,780	—	120,701,780
Net Asset Value Per Share	—	$1.00		$1.00

(a)	Class C shares of the Cash Portfolio that are currently outstanding will be exchanged for Class A shares of Cash Portfolio prior to the Reorganization.
(b)	Cash Portfolio does not currently offer Class B shares. If the transaction is approved, Cash Portfolio will offer Class B shares to accommodate shareholders of Class B shares of Legg Mason Partners Exchange Reserve Fund.
(c)	Neither Class A nor Class Y shares are offered by this Proxy Statement/Prospectus.

DIVIDENDS AND DISTRIBUTIONS

The chart below shows the current dividend and distribution policy of each Fund:

Acquired Fund	Acquiring Fund
Income dividends paid monthly; capital gains paid annually	Income dividends paid monthly; capital gains paid annually.

For more information on the distribution policies of the Acquiring Fund, see “Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information” at Appendix B to this Proxy Statement/ Prospectus.

OTHER BUSINESS

The Board of the Acquired Fund does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting or any adjournment or postponement thereof, the persons named as proxies will vote thereon in accordance with their judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARDS

Shareholders who want to communicate with the Board or any individual Board member should write their Fund at the attention of Robert I. Frenkel, Secretary, 125 Broad St., 10th Floor, New York, New York 10004. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member. If a communication does not indicate a specific Board member it will be sent to the chair of the nominating and governance committee of the Board and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of the Acquired Fund to be used at the Meeting. This Proxy Statement/Prospectus, along with the Notice of Special Meeting and a proxy card, are first being mailed to shareholders of the Acquired Fund on or about [August 21], 2006, or as soon as practicable thereafter. Only shareholders of record as of the close of business on August 10, 2006 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed form of proxy card is properly signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of the relevant Reorganization Agreement and “FOR” any other matters the proxies deem appropriate.

A shareholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the Acquired Fund a subsequently dated proxy, (2) delivering to the Acquired Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Acquired Fund at the address shown at the beginning of this Proxy Statement/Prospectus), (3) by calling the toll fee number that appears on your proxy card or (4) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement and the Reorganization contemplated thereby.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization Agreement before the Meeting. The New York Stock Exchange (“NYSE”) may take the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to approval of the Reorganization Agreement.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed an instruction to vote such shares in favor of the applicable proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Proxy Solicitation

Management will pay all the printing, proxy solicitation, mailing and postage costs of the Reorganization, 75% of the costs attributable to the other proxy materials being sent to shareholders of all the Legacy CAM Funds and 50% of the additional out-of-pocket costs, such as legal fees, expenses relating to the preparation and filing of various regulatory documents, expenses of preparing and distributing prospectus and SAI supplements, and auditor fees. Solicitation may be made by letter or telephone by officers or employees of Legg Mason, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the Acquired Fund to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy Statement/Prospectus and proxy materials to the beneficial owners of the Acquired Fund’s shares. In addition, Legg Mason, on behalf of each Fund, has retained Computershare Fund Services, Inc. (“Computershare”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Computershare will be paid approximately $650,000 for such solicitation services, to be borne by Legg Mason. Computershare may solicit proxies personally and by telephone.

Quorum

The Acquired Fund’s quorum requirement is a majority of shares entitled to vote. The Acquired Fund’s shareholders may hold a meeting for the Fund if the quorum requirement for that Fund is met.

Vote Required

For the Acquired Fund, approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of such Acquired Fund, which under applicable law means the lesser of (a) 67% or more of the voting power of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present at the Meeting or represented by proxy, or (b) more than 50% of the voting power of the outstanding voting securities of the Acquired Fund.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have the effect of a vote against adjournment and against Proposal 1. Accordingly, shareholders are urged to carefully complete their proxy card and forward their voting instructions promptly.

Adjournments

If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment due to insufficient votes will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. If, in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

Future Shareholder Proposals

The Acquired Fund does not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders of the Acquired Fund must be received at the offices of the Fund, 125 Broad Street, 10th Floor, New York, New York 10004, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Record Date and Outstanding Shares

Only shareholders of record of the Acquired Fund at the close of business on August 10, 2006 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. The chart below lists the number of shares of each class of the Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date:

[insert chart]

To the knowledge of the Acquired Fund and the Acquiring Fund, as of August 10, 2006, except as set forth in Appendix H, no person owned beneficially or of record 5% or more of any class of the Acquired Fund’s or the Acquiring Fund’s outstanding shares.

As of August 10, 2006, [less than 1% of each class of outstanding shares of the Acquired Fund and the Acquiring Fund were owned directly or beneficially in the aggregate by the Board members and officers of the Acquired Fund and the Acquiring Fund].

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Willkie Farr & Gallagher LLP.

THE BOARD OF THE ACQUIRED FUND, INCLUDING THE INDEPENDENT BOARD MEMBERS, RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT. ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

By order of the Board of Trustees,

Robert I. Frenkel

Secretary

INDEX OF APPENDICES

Appendix A:	Form of Agreement and Plan of Reorganization

Appendix B:	Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information

Appendix C:	Comparison of Investment Objectives, Principal Investment Strategies and Management

Appendix D:	Financial Highlights of the Acquiring Fund

Appendix E:	Management’s Discussion of Fund Performance for the Acquiring Fund

Appendix F:	Historical Performance of Acquired and Acquiring Funds

Appendix G:	Similarities and Differences in the Forms of Organization of the Acquired Fund and the Acquiring Fund

Appendix H:	5% Shareholders of the Acquired and Acquiring Funds

Appendix I:	Comparison of Board Composition

Appendix J:	Form of Organization

Appendix K:	Regulatory Filing Dates for Acquired and Acquiring Funds

Appendix L:	Instructions for Signing the Proxy Card

Appendix A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this         day of                 , 2006, by and among [            ], a [Massachusetts business trust/Maryland corporation] (the “Acquiring Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], on behalf of its series [name of series] (the “Acquiring Fund”), [            ], a [Massachusetts business trust/Maryland corporation] (the “Acquired Entity”), with its principal place of business at [125 Broad Street, New York, New York 10004/100 Light Street, Baltimore, Maryland 21202], [on behalf of its series [name of series]] (the “Acquired Fund”), and, solely for purposes of paragraph 10.2 hereof, Legg Mason Partners Fund Advisor, LLC.

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series or the sole series of an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) this Agreement shall constitute a plan of reorganization within the meaning of Treasury Regulation Section 1.368-2(g);

WHEREAS, the reorganization will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for classes of shares of [beneficial interest/common stock] of the Acquiring Fund (the “Acquiring Fund Shares”) corresponding to the classes of outstanding shares of [beneficial interest/common stock] of the Acquired Fund (the “Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and [(3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund and termination of the Acquired Fund] [(3) the distribution of the Acquiring Fund Shares and any other remaining properties and assets to the shareholders of the Acquired Fund and the termination of the Acquired Fund], as provided herein (the “Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement;

[Include if Acquired Entity will have no remaining series after the Reorganization:] WHEREAS, following the Reorganization, the Acquired Entity will deregister as an investment company in accordance with the rules of the Securities and Exchange Commission (the “Commission”);]

[Include if Acquired Entity is organized in Massachusetts and will have no remaining series after the Reorganization: WHEREAS, following the effective date of its deregistration, the Acquired Entity shall voluntarily dissolve in accordance with Massachusetts law;]

WHEREAS, the Acquired Fund currently owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of [Trustees/Directors] of the Acquiring Entity (the “Acquiring Entity Board”) has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of this transaction;

WHEREAS, the Board of [Trustees/Directors] of the Acquired Entity (the “Acquired Entity Board”) has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Entity, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of the Acquired Fund Shares as of the time and date set forth in paragraph 3.1, determined by dividing the value of the Acquired Fund’s net assets with respect to each class of the Acquired Fund (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of the corresponding class of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). [Add as appropriate: For purposes of this Agreement, the Class [    ] shares of the Acquired Fund correspond to the Class [    ] shares of the Acquiring Fund, and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund.]

1.2 The property and assets of the Acquired Entity, attributable to the Acquired Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Entity, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, good will and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers, the Acquired Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). The Acquiring Entity, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, including, without limitation, all indemnification obligations of the Acquired Fund with respect to the current and former members of the Acquired Entity Board and officers of the Acquired Entity, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Entity, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Entity, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Entity on behalf of the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known Liabilities prior to the Valuation Date.

1.4 On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income as defined in the Code (computed without regard to any deduction for dividends paid) and realized net capital gain as defined in the Code (after deduction for any available capital loss carryover), if any, for all tax periods ending on or before the Closing Date (and treating the current taxable year as ending on the Closing Date) such that the Acquired Fund will have no tax liability under Section 852 or Section 4982 for the current and any prior tax periods.

1.5 Immediately following the actions contemplated by paragraph 1.1, the Acquired Entity shall [take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Entity, on behalf of the Acquired Fund, shall] (a) distribute to the latter’s shareholders of record with respect to each class of Acquired Fund Shares as of the Closing Date (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Entity, on behalf of the Acquired Fund, pursuant to paragraph 1.1 [and (b) completely liquidate and dissolve in accordance with Massachusetts law] [and (b) thereafter, redeem or cancel, as the case may be, shares of the Acquired Fund in accordance with Maryland law and (c) terminate the Acquired Fund]. Such distribution [and liquidation] shall be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of each corresponding class owned by Acquired Fund Shareholders on the Closing Date. [All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund.] The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the [Securities and Exchange Commission (“Commission”)] [if already defined: Commission], any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Entity, on behalf of the Acquired Fund. [The Acquiring Entity shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.]

[Include if the Acquired Entity is organized in Massachusetts and has no remaining series following the Reorganization: 1.8 As promptly as practicable following the Reorganization, the Acquired Entity will take all necessary action to effect its deregistration as an investment company in accordance with the rules and regulations of the Commission and shall subsequently voluntarily dissolve in accordance with the requirements of Massachusetts law.]

2. VALUATION

2.1 The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures established by the Acquired Entity Board. All computations of value and amounts shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquired Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquired Entity adopted in good faith by the Acquired Entity Board. All computations of value and amounts pursuant to this paragraph 2.1 shall be subject to confirmation by the Acquiring Fund’s independent registered public accounting firm.

2.2. The net asset value per share of each class of Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Acquiring Entity Board. All computations of value shall be made by (a) State Street Bank and Trust Company, in its capacity as accounting agent for the Acquiring Fund, or (b) in the case of securities subject to fair valuation, in accordance with the valuation procedures of the Acquiring Entity adopted in good faith by the Acquiring Entity Board. All computations of value pursuant to this paragraph 2.2 shall be subject to confirmation by the Acquired Fund’s independent registered public accounting firm.

2.3 The number of Acquiring Fund Shares of each class to be issued in exchange for the Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to each class of Acquired Fund Shares, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined using the same valuation procedures referred to in paragraph 2.2.

3. CLOSING AND CLOSING DATE

3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be [                ], 2007, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Acquired Fund’s net asset value and/or the net asset value per share of each class of shares of the Acquiring Fund is calculated in accordance with paragraph 2.2 and after the declaration of any dividends. The Closing shall be held at the offices of [                ] or at such other time and/or place as the parties may agree.

3.2 The Acquired Entity shall direct State Street Bank and Trust Company (the “Custodian”) to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to the

Acquiring Entity, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been so transferred as of the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

3.3 The Acquired Entity shall direct [    ], in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of each outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Acquiring Entity Board with respect to the Acquiring Fund and the Acquired Entity Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Entity in Schedule 4.1 of this Agreement, the Acquired Entity, on behalf of the Acquired Fund, represents and warrants to the Acquiring Entity and the Acquiring Fund as follows:

(a) The Acquired Fund is duly established as a series of the Acquired Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Maryland], with power under its [Declaration of Trust/Articles of Incorporation], as amended and/or supplemented (the “Acquired Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquired Entity. The Acquired Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1(c).

(b) The Acquired Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund (true and correct copies of which have been delivered to the Acquiring Entity) and each prospectus and statement of additional information of the Acquired Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, the Acquired Entity, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Entity, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Acquired Entity Charter or the by-laws of the Acquired Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Entity, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, certain investment contracts, including options, futures, swaps and forward contracts, the indemnification agreements of the current and former members of the Acquired Entity Board, and those contracts listed in Schedule 4.1) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund’s knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Entity’s knowledge, threatened against the Acquired Entity, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund’s business. The Acquired Entity, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund’s business or the Acquired Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquired Fund as at the last day of and for the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, have been audited by [                ], an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to the Acquiring Entity) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquired Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquired Fund as at the last day of and for the most recently completed fiscal half year of the Acquired Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquired Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquiring Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquired Fund, and all known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(j) Since the last day of the most recently completed fiscal year of the Acquired Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) For each taxable year of its operation (including the current taxable year, assuming such year ends on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (after reduction for any allowable capital loss carryover) (as defined in the Code) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Acquired Fund will not have any tax liability under Section 852 or Section 4982.

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Entity and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

(n) The Acquired Fund will review its assets to ensure that at any time after its shareholders have approved this Agreement and prior to the Closing Date its assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(o) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquired Entity Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(p) The combined proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Entity in Schedule 4.2 to this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, represents and warrants to the Acquired Entity and the Acquired Fund as follows:

(a) The Acquiring Fund is duly established as a series of the Acquiring Entity, which is a [business trust/corporation] duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of

Maryland], with the power under its [Declaration of Trust/Articles of Incorporation], as amended and/or supplemented (the “Acquiring Entity Charter”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Entity is duly qualified to do business as a foreign [trust/corporation] in each jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of the Acquiring Entity. The Acquiring Entity has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement except as described in paragraph 4.2(c).

(b) The Acquiring Entity is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund (true and correct copies of which have been delivered to the Acquired Entity) and each prospectus and statement of additional information of the Acquiring Fund used during the three (3) years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result, in a material violation of [Massachusetts/Maryland] law or of the Acquiring Entity Charter or the by-laws of the Acquiring Entity, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Entity, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Entity’s knowledge, threatened against the Acquiring Entity, with respect to the Acquiring Fund, or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of such Acquiring Fund’s business. The Acquiring Entity, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Entity’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund as at the last day of and for the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, have been audited by [                ], an independent registered public accounting firm, and are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been furnished to the Acquired Entity) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. [Add if the Acquiring Fund has issued a more recent semi-annual report or will issue a semi-annual report prior to closing: The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) of the Acquiring Fund as at the last day of and for the most recently completed fiscal half year of the Acquiring Fund following the date of the audited annual statements referenced above [are/will be when sent to Acquiring Fund shareholders in the regular course] in accordance with GAAP consistently applied, and such statements (true and correct copies of which [have been/will be] furnished to the Acquired Entity) [present/will present] fairly, in all material respects, the financial condition of the Acquiring Fund, and all known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date [are/will be] disclosed therein.]

(h) Since the last day of the most recently completed fiscal year of the Acquiring Fund prior to the date of this Agreement, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Entity’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed (or will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (computed without regard to any deduction for dividends paid) (as defined in the Code) and (iii) any net capital gain (after reduction for any capital loss carryover) (as defined in the Code) for taxable years ending prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Entity and will have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Entity, for the account of the Acquired Fund Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Entity.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Acquiring Entity Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement to be included in the Registration Statement, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Entity for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

5. COVENANTS

The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, respectively, hereby further covenant as follows:

5.1 The Acquired Fund and the Acquiring Fund each will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable.

5.2 The Acquired Entity will call and hold a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Entity, on behalf of the Acquired Fund, will assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). The Acquired Entity, on behalf of the Acquired Fund, will provide to the Acquiring Entity such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, each will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Entity, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Acquiring Entity, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Entity’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Entity, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Entity shall not change the Acquiring Entity Charter, prospectus or statement of additional information so as to restrict permitted investments for the Acquiring Fund, except as required by the Commission prior to the Closing.

5.11 Prior to the Valuation Date, the Acquired Entity Board shall adopt the valuation procedures of the Acquiring Entity with respect to the Acquired Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRED ENTITY

The obligations of the Acquired Entity, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Entity’s election, to the following conditions:

6.1 All representations and warranties of the Acquiring Entity, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Entity, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Entity, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Entity, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as the Acquired Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Entity’s assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Entity, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Entity on behalf of the Acquiring Fund, by the Acquiring Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Entity shall reasonably request.

6.5 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY

The obligations of the Acquiring Entity, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Entity’s election, to the following conditions:

7.1 All representations and warranties of the Acquired Entity, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Entity, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Entity, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Entity shall have delivered to the Acquiring Entity, on behalf of the Acquiring Fund, a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Entity on behalf of the Acquired Fund. The Acquired Entity, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Entity may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Entity, on behalf of the Acquired Fund, shall have delivered to the Acquiring Entity a certificate executed in the name of the Acquired Entity, on behalf of the Acquired Fund, by the Acquired Entity’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Entity and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Entity shall reasonably request.

7.5 The Acquired Entity, on behalf of the Acquired Fund, and the Acquiring Entity, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING ENTITY AND ACQUIRED ENTITY

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Entity, on behalf of the Acquired Fund, or the Acquiring Entity, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled on behalf of the Acquired Fund or Acquiring Fund, as applicable, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Entity Charter, the by-laws of the Acquired Entity, and [Massachusetts/Maryland] law, [Include for Massachusetts Acquired Entity that has no remaining series after the Reorganization: which approval shall include approval of the dissolution of the Acquired Entity under Massachusetts law], and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Acquired Entity, with respect to the Acquired Fund, or the Acquiring Entity, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Entity or the Acquired Entity to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

8.5 The parties shall have received the opinion of Dechert LLP, dated the Closing Date, substantially to the effect that, based upon certain facts, assumptions and representations made by the Acquired Entity, on behalf of the Acquired Fund, the Acquiring Entity, on behalf of the Acquiring Fund, and their respective authorized officers, (i) the transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code; (ii) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities; (iii) the basis in the hands of the Acquiring Fund in the Assets will be the same as the basis of the Acquired Fund in the Assets immediately prior to the transfer thereof; (iv) the holding periods of the Assets in the hands of the Acquiring Fund will include the periods during which the Assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquired Fund upon the transfer of the Assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund Liabilities, or upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation except for gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code and/or stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code; (vi) no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund Shares for the Acquiring Fund Shares; (vii) the aggregate basis of the Acquiring Fund Shares that each Acquired Fund shareholder receives in connection with the transaction will be the same as the aggregate basis of his or her Acquired Fund Shares exchanged therefor; and (viii) an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Acquired Fund Shares exchanged therefor, provided that he or she held the Acquired Fund Shares as capital assets. The delivery of such opinion is conditioned upon the receipt by Dechert LLP of representations it shall request of the Acquiring Entity and the Acquired Entity. Notwithstanding anything herein to the contrary, neither the Acquiring Entity nor the Acquired Entity may waive the condition set forth in this paragraph 8.5.

8.6 The Acquiring Entity, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of [Acquired Fund Counsel], in a form reasonably satisfactory to the Acquiring Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquired Entity, on behalf of the Acquired Fund, and its authorized officers: (a) the Acquired Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Acquired Entity, with respect to the Acquired Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Acquired Entity, on behalf of the Acquired Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquiring Entity, on behalf of the Acquiring Fund, constitutes a valid and legally binding obligation of the Acquired Entity, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement will not, violate the Acquired Entity Charter or the by-laws of the Acquired Entity or any contracts or other documents known to [Acquired Fund Counsel] which can affect the rights or obligations of the Acquired Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquired Entity, on behalf of the Acquired Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] for the transfer of the Assets for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquired Entity pursuant to paragraph 4.1 of this Agreement, the Acquired Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquired Fund. Such opinion may state that it is solely for the benefit of the Acquiring Entity and the Acquiring Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquired Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquiring Entity, on behalf of the Acquiring Fund, may reasonably request. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Acquiring Entity, they have relied on the opinion of [                ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                ].

8.7 The Acquired Entity, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of [Acquiring Fund Counsel], in a form reasonably satisfactory to the Acquired Entity, and dated as of the Closing Date, substantially to the effect that, based upon certain facts and certifications made by the Acquiring Entity, on behalf of the Acquiring Fund and its authorized officers: (a) the Acquiring Entity is a [business trust/corporation] existing under the laws of the [Commonwealth of Massachusetts/State of Maryland]; (b) the Acquiring Entity, with respect to the Acquiring Fund, has the [power as a business trust/corporate power] to carry on its business as an open-end investment company registered under the 1940 Act; (c) this Agreement has been duly authorized, executed and, so far as is known to such counsel, delivered by the Acquiring Entity, on behalf of the Acquiring Fund, and assuming due authorization, execution and delivery of this Agreement by the Acquired Entity, on behalf of the Acquired Fund, constitutes a valid and legally binding obligation of the Acquiring Entity, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles (whether in a proceeding under equity or at law); provided that such counsel shall be entitled to state that it expresses no opinion with respect to the validity, binding effect or enforceability of any contractual provisions purporting to provide indemnification of any person for any claims, damages, liabilities or expenses which may be limited by any applicable federal or state securities laws or as a matter of public policy; (d) the execution and delivery of this Agreement did not, and the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement will not, violate the Acquiring Entity Charter or the by-laws of the Acquiring Entity or any contracts or other documents known to [Acquiring Fund Counsel] which can affect the rights and obligations of the Acquiring Entity; (e) to the knowledge of such counsel, all regulatory or court consents, authorizations, approvals, orders or filings required to be obtained or made by the Acquiring Entity, on behalf of the Acquiring Fund, under the federal laws of the United States or the laws of the [Commonwealth of Massachusetts/State of Maryland] with respect to the issuance of the Acquiring Fund Shares and the assumption of the Liabilities in exchange for the transfer of the Assets pursuant to this Agreement have been obtained or made, except such as may be required under state securities or blue sky laws, as to which such counsel need express no opinion; and (f) to the knowledge of such counsel, and without any independent investigation, other than as disclosed on the schedule provided by the Acquiring Entity pursuant to paragraph 4.2 of this Agreement, the Acquiring Fund is not subject to any litigation or administrative proceeding that could reasonably be expected to have a materially adverse effect on the operations of the Acquiring Fund. Such opinion may state that it is solely for the benefit of the Acquired Entity and the Acquired Entity Board. Such opinion may contain such assumptions and limitations as shall be in the opinion of [Acquiring Fund Counsel] appropriate to render the opinions expressed therein. Such opinion also shall include such other matters incident to the transactions contemplated hereby as the Acquired Entity, on behalf of the Acquired Fund, may reasonably request. With respect to all matters of [Massachusetts/Maryland] law, such counsel shall be entitled to state that, with the approval of the Acquired Entity, they have relied on the opinion of [                ] and that their opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in the opinion of [                ].

8.8 The Assets will include no assets which the Acquiring Fund, by reason of limitations contained in the Acquiring Entity Charter or in investment restrictions in effect on the Closing Date, may not properly acquire.

9. INDEMNIFICATION

9.1 The Acquiring Entity, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Entity and the members of the Acquired Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Entity, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquiring Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Entity, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Entity and the members of the Acquiring Entity Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Entity and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Entity, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Entity or the members of the Acquired Entity Board or its officers prior to the Closing Date, provided that such indemnification by the Acquired Entity is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKER FEES AND EXPENSES

10.1 The Acquiring Entity, on behalf of the Acquiring Fund, and the Acquired Entity, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 [If this Agreement relates to the Reorganization of a Legg Mason Partners or Salomon Brothers Fund: Legg Mason Partners Fund Advisor, LLC will pay the printing, proxy solicitation, mailing and postage costs of the Reorganization. Additional costs, including expenses related to the preparation and filing of the Registration Statement, legal fees and auditor fees, shall be divided equally between Legg Mason Partners Fund Advisor, LLC, on the one hand, and the Acquiring Entity and the Acquired Entity, on the other hand. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

10.2 [If this Agreement relates to the Reorganization of a Legg Mason Fund: Legg Mason Partners Fund Advisor, LLC will pay all the costs of the Reorganization. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.]

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Entity and the Acquired Entity agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Entity and the Acquired Entity, and the obligations of the Acquiring Entity, on behalf of the Acquiring Fund, in Article 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing Date by resolution of either the Acquiring Entity Board or the Acquired Entity Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Closing Date.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Entity and the Acquiring Entity; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Entity or the Acquired Entity, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

15. HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

15.1 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

Add the following provision if any party is a Mass. business trust:

[15.5 The [Acquired Entity Charter] [Acquiring Entity Charter] is [are] on file with the Secretary of State of the Commonwealth of Massachusetts. Consistent with the [Acquired Entity Charter] [Acquiring Entity Charter], the obligations of the [Acquired Entity] [Acquiring Entity] with respect to the [Acquired Fund] [Acquiring Fund] entered into in the name or on behalf the [Acquired Entity] [Acquiring Entity] by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the [Acquired Entity] [Acquiring Entity], personally, but bind only the assets of the [Acquired Entity] [Acquiring Entity] belonging to the [Acquired Fund] [Acquiring Fund], and all persons dealing with any series or funds of [Acquired Entity] [Acquiring Entity] must look solely to the assets of the [Acquired Entity] [Acquiring Entity] belonging to such series or fund for the enforcement of any claims against the [Acquired Entity] [Acquiring Entity].

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[ACQUIRING ENTITY], on behalf of its series [ACQUIRING FUND]		[ACQUIRED ENTITY], on behalf of its series [ACQUIRED FUND]

By:		By:
	Name:		Name:
	Title:		Title:

Solely for purposes of paragraph 10.2 of this Agreement:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

SCHEDULE 4.1

SCHEDULE 4.2

Appendix B

Purchases, Redemptions and Exchanges of Fund Shares—Other Shareholder Information

This section describes the classes of shares of the Acquiring Fund offered by this Proxy Statement/Prospectus and how shareholders may buy and sell Fund shares. It also describes how the Fund values its securities and the Fund’s policies on frequent trading of Fund shares.

Choosing a Class of Shares to Buy

The Acquiring Fund is offering only Class B and Class C shares through this Proxy Statement/Prospectus. Class B and Class C shares are generally available only by exchange for Class B and Class C shares of certain Legg Mason Partners mutual funds (in limited circumstances, you may also be able to buy shares of the Fund directly through an investment in a qualified or non-qualified retirement plan).

The Acquiring Fund also offers Class A shares and Class I shares (formerly, Class Y shares) which are not offered in this Proxy Statement/Prospectus.

You should review the Fee Table and Example at the front of this Proxy Statement/Prospectus carefully before choosing your share class.

Investment Minimums

Minimum initial and additional investment amounts vary depending on the nature of your investment account. Whether you are exchanging into the Fund or buying shares directly through a qualified or non-qualified retirement plan, you must satisfy these minimums.

	Initial	Additional
General	$1,000	$50
IRAs, Self Employed Retirement Plans, Uniform Gifts or Transfers to Minor Accounts	$250	$50
Qualified Retirement Plans*	$25	$25
Simple IRAs	$1	$1
Primerica Shareholder Services offers monthly Systematic Investment Plans	$25	$25

*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

Effective July 12, 2006, the Legg Mason Partners funds will reduce the minimum initial and subsequent investment requirements to $1.00 for certain programs offered by third-party intermediaries, including asset allocation programs, wrap account programs, fee-based programs and unified managed account programs or individual accounts within such programs.

More information about the Fund’s classes of shares is available through the Legg Mason Partners Mutual Funds’ website. You’ll find detailed information, including the deferred sales charges that apply to the redemption of Class B and Class C shares.

Go to www.leggmason.com/investorservices for more information.

Comparing the Fund’s Classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

	Class B	Class C

Key Features

•       Available through exchange only, except that certain qualified and non-qualified retirement plans may make direct purchases

•       No initial sales charge

•       Deferred sales charge declines over time

•       Converts to Class A shares of the Acquiring Fund after 8 years

•       Available through exchange only, except that certain qualified and non-qualified retirement plans may make direct purchases

•       No initial sales charge

•       Deferred sales charge in first year after purchase

•       Does not convert to Class A shares of the Acquiring Fund

Initial Sales Charge	None	None

Deferred Sales Charge(1)	• Up to 5.00% charged when you redeem shares. The charge is reduced over time	• 1% if you redeem within 1 year of purchase

Annual Service Fees	• 0.50% of average daily net assets	• 0.50% of average daily net assets

Exchange Privilege(2)	• Class B shares of most Legg Mason Partners funds	• Class C shares of most Legg Mason Partners funds

(1)	Shares exchanged from a Legg Mason Partners fund subject to a deferred sales charge remain subject to the original fund’s deferred sales charge while held in the Fund.
(2)	Ask your Service Agent for the Legg Mason Partners funds available for exchange.

Deferred Sales Charges

You will pay a deferred sales charge on a redemption of Class B shares or Class C shares according to the deferred sales charge schedule that applied to your initial purchase of Class B shares or Class C shares. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

•	Shares exchanged for shares of a Legg Mason Partners fund;

•	Shares that represent reinvested distributions and dividends; or

•	Shares that are no longer subject to the deferred sales charge.

Class B shares issued upon exchange from another Legg Mason Partners fund convert to Class A shares of the Acquiring Fund on the date the shares originally acquired would have converted into Class A shares.

Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

LMIS receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred Sales Charge Waivers

The deferred sales charge for Class B and C shares will generally be waived:

•	On certain distributions from a retirement plan;

•	For involuntary redemptions of small account balances; or

•	For 12 months following the death or disability of a shareholder.

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

Buying Shares

Generally, you may buy shares of the Fund only by exchanging Class B or Class C shares of another Legg Mason Partners fund (in limited circumstances, you may also be able to buy shares of the Fund directly through an investment in a qualified or non-qualified retirement plan). You should contact your Service Agent to exchange into the Fund from other Legg Mason Partners funds.

Exchanging Shares

You should contact your Service Agent to exchange into other Legg Mason Partners funds. Be sure to read the prospectus of the Legg Mason Partners fund into which you are exchanging. An exchange is a taxable transaction.

•     You may exchange shares only for shares of the same class of a Legg Mason Partners fund. Not all Legg Mason Partners funds offer all classes.

•     Not all Legg Mason Partners funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

•     Exchanges of Class B and Class C shares are subject to the requirements of the fund into which exchanges are made

•     If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective. The Acquiring Fund will not issue share certificates in the Reorganization. Share certificates of the Acquired Fund will be voided in the Reorganization.

•     The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Sales charges	Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the Fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at the address on the following page.

Redeeming Shares

Generally

Contact your Service Agent to redeem shares of the Fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

If the shares are held by a fiduciary or corporation, other documents may be required.

Your redemption proceeds generally will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days.

If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the Fund, send written requests to the Fund at the applicable address:

For clients of a PFS Investments Inc. Registered Representative, write PFPC c/o Primerica Shareholder Services at the following address:

PFPC c/o Primerica Shareholder Services

P.O. Box 9662

Providence, Rhode Island 02940-9662

Other investors, send your request to PFPC Inc. at the following address:

Cash Portfolio

(Specify class of shares)

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

•     The name of the fund and account number

•     The class of shares and the dollar amount or number of shares to be redeemed

•     Signatures of each owner exactly as the account is registered

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the Fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

For more information, contact your Service Agent or consult the SAI.

Other Things to Know about Share Transactions

When you exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

•	Name of the Fund

•	Account number

•	Class of shares being bought, exchanged or redeemed

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	Signature of each owner exactly as the account is registered

The Fund’s transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Fund nor the transfer agent will bear any liability for such transactions.

Signature Guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account

•	Changed your account registration

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The Fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC

•	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small Account Balances/Mandatory Redemptions

If at any time the aggregate value of the Fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the Fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent, in such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The Fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

The Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent, the transfer agent or consult the SAI.

Frequent Purchases and Redemptions of Fund Shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Directors of the Fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the Fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the Fund’s yield and current market yields, which could have the effect of reducing the Fund’s yield. In addition, frequent purchases and redemptions of the Fund’s shares could increase the Fund’s portfolio transaction costs and may interfere with the efficient management of the portfolio by the manager, which could detract from the Fund’s performance.

The Boards of the various Legg Mason Partners non-money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the Fund. If you plan to exchange your money market fund shares for shares of a Legg Mason Partners fund, please read the prospectus of that Legg Mason Partners fund.

Share Certificates

The Acquiring Fund will not issue share certificates in the Reorganization. Share certificates of the Acquired Fund will be voided in the Reorganization.

Dividends, Distributions and Taxes

Dividends and Distributions

The Fund intends to declare a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. The Fund generally makes capital gain distributions, if any, once a year, typically in December. The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid a federal tax. The Fund expects distributions to be primarily from income. Dividends and capital gain distributions are reinvested in additional Fund shares of the same class that you hold. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the Fund.

Transaction	Federal Tax Status
Redemption or exchange of shares	Usually no gain or loss; loss may result to extent of any deferred sales charge

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Fund anticipates that it will normally not earn or distribute any long-term capital gains.

After the end of each year, the Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the Fund.

Share price

You may exchange or redeem shares of the Acquiring Fund at their net asset value next determined after receipt of your request in good order. For each class of shares, net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. The Acquiring Fund calculates its net asset value at noon, Eastern time, every day the NYSE is open. The NYSE is closed on certain holidays listed in the Statement of Additional Information.

The Acquiring Fund uses the amortized cost method to value its portfolio securities. Using this method, the Acquiring Fund amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Acquiring Fund.

Form of Purchase Payment	Purchase is Effective and Dividends Begin
• Payment in federal funds	If received before noon, Eastern time:	At noon, Eastern time, on that day

• Having a sufficient cash balance in your account with a Service Agent	If received after noon:	At noon the next business day

• Exchange of shares from another Legg Mason Fund		At noon on the next business day

• Other forms of payment, with conversion into, or advance of, federal funds by a Service Agent		At noon on the next business day

• Other forms of payment received by the transfer agent

Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the transfer agent before the transfer agent’s close of business.

Appendix C

Comparison of Investment Objectives, Principal Investment Strategies and Management

The following chart lists the investment objective, principal investment policies, principal investment strategies, manager, subadviser and portfolio manager(s) of the Acquiring Fund and the Acquired Fund. The chart provides a side-by-side comparison for shareholders of the applicable Acquired Fund. For a more detailed analysis, including risk factors, please review the section “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in the Proxy Statement/Prospectus.

Cash Portfolio/ Legg Mason Partners Exchange Reserve Fund

	Cash Portfolio	Legg Mason Partners Exchange Reserve Fund
Investment Objective(s)	Maximum current income and preservation of capital.	Maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity

Principal Investment Policies

The Fund invests in high-quality, U.S. dollar denominated short-term debt securities, which may include obligations issues by U.S. and foreign banks, the U.S. government, U.S. states and municipalities and U.S. and foreign corporate issuers.

The Fund will invest at lest 25% of its assets in obligations of domestic and foreign banks. Either the principal amount of each obligation must be fully insured by the FDIC or the issuing bank must have more than $100 million or working capital or more than $1 billion of total assets.

The Fund limits foreign investment to issuers located in major industrialized countries.

The Fund is diversified.

The Fund invests in high-quality, U.S. denominated short-term debt securities, which may include obligations issued by U.S. and foreign banks, the U.S. government, U.S. states and municipalities and U.S. and foreign corporate issuers.

The Fund normally will invest at least 25% of its assets in obligations of domestic and foreign banks. The principal amount of each obligation must be either fully insured by the FDIC or the issuing bank must have more than $100 million of working capital or more than $1 billion of total assets.

The Fund limits foreign investments to issuers located in major industrialized countries.

The Fund is diversified.

Principal Investment Strategies	In selecting investments for the Fund, the manager looks for the best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality; issuers offering minimal credit risk; and maturities consistent with the manager’s outlook for interest rates.	In selecting investments for the Fund, the manager looks for the best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality; issuers offering minimal credit risk; and maturities consistent with the manager’s outlook for interest rates.

Investment Manager/Subadviser	Legg Mason Partners Fund Advisor, LLC/Western Asset Management Company	Legg Mason Partners Fund Advisor, LLC/Western Asset Management Company

Portfolio Managers	Martin Hanley and Kevin Kennedy	Martin Hanley and Kevin Kennedy

C-1

Appendix D

Financial Highlights of the Acquiring Fund

The financial highlights table is intended to help you understand the performance of the Acquiring Fund’s Class C shares for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table has been derived from the Acquiring Fund’s financial statements which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Acquiring Fund’s financial statements, is incorporated by reference and is available upon request.

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class C Shares(1)
Cash Portfolio	2005(2)		2004		2003	2002	2001
Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000
Income From Operations:
Net investment income	0.027		0.009		0.007	0.013	0.037
Net realized gain (loss)	(0.000	)(3)	0.000	(3)	0.000 (3)	0.000 (3)	0.000 (3)

Total Income From Operations	0.027		0.009		0.007	0.013	0.037

Less Distributions From:
Net investment income	(0.027)		(0.009)		(0.007)	(0.013)	(0.037)
Net realized gains	—		(0.000	)(3)	—	—	—

Total Distributions	(0.027)		(0.009)		(0.007)	(0.013)	(0.037)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return(4)	2.71%		0.90%		0.67%	1.29%	3.81%

Net Assets, End of Year (000s)	$152		$166		$381	$347	$304

Ratios to Average Net Assets:
Gross expenses	0.63%		0.59%		0.55%	0.61%	0.56%
Net expenses(5)	0.63		0.55	(6)	0.55	0.61	0.56
Net investment income	2.65		0.79		0.67	1.28	3.53

(1)	On April 29, 2004, Class L shares were renamed Class C shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	Amount represents less than $0.001 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares of the Fund will not exceed 0.70%.
(6)	The investment manager voluntarily waived a portion of its fees.

D-1

Appendix E

Management’s Discussion of Fund Performance for the Acquiring Fund

The following is derived from Cash Portfolio’s annual report to shareholders for the year ended December 31, 2005. Shares of Government Portfolio are not offered by this Proxy Statement/Prospectus.

Q.	What were the overall market conditions during the Fund’s reporting period?

A.	In many ways, the marketplace in 2005 was similar to that in 2004. Steadily rising short-term interest rates, higher oil price, and a strong economy all posed threats to fixed income prices. The U.S. economy continued its solid growth in 2005 and finished the year on a respectable note, as holiday sales appeared to meet expectations. While the economy in the second half of the year faced several negative shocks—higher energy prices, hurricane losses and rising interest rates, gross domestic product (“GDP”)[1] did manage to grow 4.1% in the third quarter and market participants are nevertheless expecting another slight increase for the 4th quarter.

As anticipated, the Federal Reserve Board (“Fed”)2 continued to raise short-term interest rates at a measured pace during the reporting period. Since the Fed began its tightening cycle in June 2004, it has raised the federal funds rate3 thirteen times, bringing the rate from 1.00% to 4.25% at the end of 2005. This caused short-term yields to rise sharply. After the end of the Fund’s reporting period, at its January meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.50%. Over the 12-month period ended December 31, 2005, three-month U.S. Treasury bill yields rose from 2.21% to 4.07%, while 3-month LIBOR4 rose from 2.56% to 4.54%. However, as was the case in 2004, longer-term yields were relatively stable or fell modestly during the reporting period. This was due to relatively benign inflation and continued strong demand by a host of investors.

PERFORMANCE REVIEW

As of December 31, 2005, the seven-day current yield for the Class A shares of Smith Barney Money Funds, Inc.—Cash Portfolio was 3.83% and its seven-day effective yield, which reflects compounding, was 3.90%. The seven-day current yield for the Class A shares of Smith Barney Money Funds—Government Portfolio was 3.68% and its seven-day effective yield, which reflects compounding, was 3.75%.5

Smith Barney Money Funds, Inc. Yields as of December 31, 2005 (unaudited)

	Cash Portfolio[6]	Government Portfolio[1]
Class A Shares
Seven-day current yield	3.83%	3.68%
Seven-day effective yield	3.90%	3.75%

Class C Shares
Seven-day current yield	3.78%	3.39%
Seven-day effective yield	3.85%	3.45%

Class Y Shares
Seven-day current yield	3.96%	3.81%
Seven-day effective yield	4.04%	3.88%

[1]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
[2]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable patter of international trade and payments.
[3]	The federal fund rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
[4]	The London Interbank Offered Rate (“LIBOR”) is the interest rate offered by a specific group of London banks for U.S. dollar deposits of a stated maturity. LIBOR is used as a base index for setting rates of some adjustable rate financial instruments, including Adjustable Rate Mortgages (“ARMs”).
[5]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized,

E-1

the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

[6]	The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above.

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q.	What were the most significant factors affecting Fund performance? What were the leading contributors to performance?

A.	Although the Fed continued to steadily raise the targeted federal funds rate over the fiscal year, we lengthened the Portfolios’ average maturity over the second half of the reporting period. This was done in order to capture higher yields given the rising interest rate environment.

Q.	What were the leading detractors from performance?

A.	Through the reporting period we maintained a high quality, diversified portfolio for the two funds, supported by thorough credit analysis. We did not invest in any securities that we believed would be detrimental to the Portfolios’ performance.

Q.	Were there any significant changes to the Fund during the reporting period?

A.	There were no significant changes to the Cash Portfolio, although, similar to last year, we employed longer dated bank obligations to extend the Portfolio’s average maturity.

For the Government Portfolio, we utilized more floating rate agency products as interest rates rose. These securities also served as an alternative to fixed rate agency discount notes which experienced a decline in supply over the period.

Thank you for your investment in the Smith Barney Money Funds—Cash Portfolio and Government Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolios’ investment goals.

Sincerely,

Martin R. Hanley Vice President and Investment Officer	Kevin Kennedy Vice President and Investment Officer

February 2, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share. It is possible to lose money by investing in the Fund.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

E-2

Appendix F

Historical Performance of the Acquired Fund

Performance Information

Historical performance of the Acquired Fund is detailed below. The information provides an indication of the risks of investing in the Acquired Fund by showing changes in their performance from year to year for each of the past ten years and by showing how the Acquired Fund’s average annual total returns compare with the returns of the 90-day Treasury Bill index. Investors cannot invest directly in the index. The bar charts and the information below show performance of the Class B shares of the Acquired Fund. The past performance of the Acquired Fund is not necessarily an indication of how the Acquiring Fund will perform in the future. Please see “Summary—Comparison of Fees and Expenses” for information about the differences between the share classes.

Legg Mason Partners Exchange Reserve Fund—Total Return for Class B Shares

Highest and Lowest Quarterly Returns (for periods shown in the bar chart)

Highest: 1.35% in 4th Quarter 2000; Lowest: 0.02% in 2nd Quarter 2004

Year to Date: 1.87% through June 30, 2006

Average Annual Total Returns

(calendar year ended December 31, 2005)

Legg Mason Partners Exchange Reserve Fund	1 Year	5 Years	10 Years
Class B	(2.90)%	1.01%	2.84%
Class C	0.86%	1.15%	2.81%
90-day T-bill (reflects no deduction for fees, expenses, or taxes)	3.07%	2.11%	3.63%

F-1

Historical Performance of the Acquiring Fund

Performance Information

Historical performance of the Acquiring Fund is detailed below. The information provides an indication of the risks of investing in the Acquiring Fund by showing changes in their performance from year to year for each of the past ten years and by showing how the Acquiring Fund’s average annual total returns compare with the returns on the 90-day Treasury Bill index. Investors cannot invest directly in the index. The bar charts and the information below show performance of the Class A shares of the Acquiring Fund. The past performance of the Acquiring Fund is not necessarily an indication of how the Acquiring Fund will perform in the future. Please see “Summary—Comparison of Fees and Expenses” for information about the differences between the share classes.

Cash Portfolio—Total Return for Class A Shares

Highest and Lowest Quarterly Returns (for periods shown in the bar chart)

Highest: 1.55% in 3rd Quarter 2000; Lowest: 0.13% in 2nd Quarter 2004

Average Annual Total Returns

(calendar year ended December 31, 2005)

Cash Portfolio
	1 Year	5 Years	10 Years
Return Before Taxes Class A	2.75%	1.87%	3.51%
Return Before Taxes Class C	2.71%	1.87%	3.53%
Return Before Taxes Class Y	2.91%	2.01%	3.67%
90-day T-bill (reflects no deduction for fees, expenses, or taxes)	3.07%	2.11%	3.63%

F-2

Appendix G

Similarities and Differences in the Forms of Organization of the Acquired Fund and the

Acquiring Fund

Comparison of Maryland Corporations, Maryland Trusts and Massachusetts Trusts

In General

The Acquired Fund is currently organized as a series of a Massachusetts Trust. The Acquiring Fund is currently organized as a series of a Maryland Corporation. In general, a fund organized as a Massachusetts Trust (a “Massachusetts Trust”) is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts Trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

A fund organized as a Maryland Corporation, on the other hand, is governed both by Maryland corporate law and the Maryland Corporation’s charter. For a fund organized as a Maryland Corporation, unlike a fund organized as a Massachusetts Trust, the Maryland General Corporation Law (the “MGCL”) prescribes many aspects of corporate governance.

A Maryland business trust is an unincorporated business association that is established under and governed by Maryland law. Maryland law provides a statutory framework for the powers and duties and rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees and set forth in the Maryland trust’s declaration of trust.

The Declarations of Trust (each, a “Declaration”) for the trusts formed under Maryland law (the “Maryland Trusts”) are substantially identical to each other. Each Declaration provides flexibility to the trustees in the conduct of the Trusts’ business and in the governance of the Trusts and broad authority consistent with Maryland law. Many of the provisions of the Declarations are designed to permit the Maryland Trusts to operate more efficiently and in a cost effective manner.

Maryland Corporations

Each Maryland corporation is governed by the MGCL, its charter and Bylaws. Some of the key provisions of the MGCL, the charters and Bylaws are summarized below. Although the Maryland corporations’ charters and Bylaws contain some very similar provisions, there are differences in a number of provisions. The following is a summary of the MGCL, the charter and Bylaws of each Maryland Corporation and is qualified in its entirety for each Maryland Corporation by reference to the MGCL and its charter and Bylaws.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. For each of the Maryland Corporations, shareholders of all series and classes vote together as a single class, except as otherwise required by the 1940 Act or required or permitted by their charters.

Election and Removal of Trustees

Shareholders of a Maryland corporation may vote on the election and removal of directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. Each Maryland corporation will call a meeting of shareholders whenever required by the 1940 Act to elect directors.

The charter of each Maryland Corporation generally provides that its Board has the power to set the number of directors and, in most circumstances, to fill vacancies except when the 1940 Act requires that a vacancy be filled by the shareholders. Directors are elected by a plurality vote and serve until their successors are elected and qualify.

Amendments to the Charter

Under the MGCL, shareholders of corporations registered as open-end investment companies are entitled to vote on amendments to the charter. However, the board of directors of an open-end investment company is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or designation of any class or series of stock and to change the par value of the authorized shares. The board of directors is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series.

Issuance and Redemption of Shares

The board of directors of each Maryland Corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of each Maryland Corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered an open-end investment company may involuntarily redeem a shareholder’s shares under certain circumstances, unless prohibited by the charter.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the equitable treatment of holders and series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The charters of the Maryland corporations generally do not restrict the authority to directors within this statutory framework to establish series and classes in addition to those currently established and to determined the rights and preferences of the shares of the series and classes.

Shareholder, Trustee and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of having been a director. Additionally, the MGCL permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The charter of Smith Barney Money Funds, Inc. does not contain such a provision which eliminates such liability to the maximum extent permitted by the MGCL. However, the charter of Smith Barney Money Funds, Inc. does generally provide for mandatory indemnification of directors and officers. The indemnification provisions are subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Derivative Actions

There are no provisions relating to shareholder derivative actions in the charters of any of the Maryland Corporations. Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

Massachusetts Funds

Each Massachusetts Fund is governed by its own declaration of trust (each, a “Massachusetts Fund Declaration”). Although the Massachusetts Fund Declarations contain some very similar provisions, there are differences in a number of provisions. Some of the key provisions of the Massachusetts Fund Declarations are summarized below.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Shareholders of the Massachusetts Funds are generally entitled to vote only on matters required by the 1940 Act or other applicable laws and certain other matters, including (i) the removal of trustees, (ii) with respect to certain amendments to the Massachusetts Fund Declaration; and (iii) in connection with certain mergers, consolidations or sales of assets. Shareholders of Legg Mason Partners Income Funds (“Income Funds”) are additionally entitled to vote on the termination of the trust, or of any of its series or classes.

The 1940 Act does not require funds to hold an annual meeting of shareholders and none of the Massachusetts Funds are required to hold such meetings. Each Massachusetts Fund will call a special meeting of shareholders whenever required by the 1940 Act or by the terms of the Massachusetts Fund Declaration. Shareholders of Income Funds are each entitled to one vote for each share held and fractional votes for fractional shares held. For Income Funds, shareholders vote separately by series or class, except where required by the 1940 Act to vote together.

Election and Removal of Trustees

The Massachusetts Fund Declarations provide that the trustees determine the size of the board of trustees. Each also provides that vacancies on the board of trustees may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality vote of the shareholders. The declaration of trust of Income Funds contains specific provisions relating to trustees emeritus, and compensation for acting as such. The Massachusetts Fund Declarations provide that trustees may be removed by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees.

Amendments to the Declaration

The trustees of each Massachusetts Fund are authorized to amend the Massachusetts Fund Declaration without the vote of shareholders except in certain circumstances. Shareholders of Income Funds Massachusetts Funds are entitled to vote only on amendments that would adversely affect the rights of shareholders to whom the amendment is applicable.

Each Massachusetts Fund Declaration places restrictions on amendments that may impair the exemption from personal liability granted in the Massachusetts Fund Declaration to the shareholders, trustees, officers, employees and agents of the Massachusetts Fund or that permit assessments upon shareholders or former shareholders. In addition, some of the Massachusetts Fund Declarations prohibit amendments that would limit the rights to indemnification or insurance provided in the Massachusetts Fund Declaration with respect to actions or omissions of persons entitled to indemnification under the Massachusetts Fund Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Massachusetts Fund are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preference, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Massachusetts Fund Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Massachusetts Fund Declaration. The Massachusetts Fund Declarations provide that the Massachusetts Fund may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. The Massachusetts Fund Declarations give broad authority to the trustees within this statutory framework to establish series and classes in addition to those currently established and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time. The Income Funds trustees are not authorized to terminate a series or a class at any time without a vote of shareholders. Each Massachusetts Fund Declaration provides that shares of a series represent an interest in that series only, and not in the assets of any other series or the Massachusetts Fund generally.

Shareholder, Trustee and Officer Liability

The Massachusetts Fund Declarations provide that shareholders have no personal liability for the obligations of the Massachusetts Fund and require the Massachusetts Fund to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Massachusetts Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Massachusetts Fund Declarations provide that any person who is or has been a trustee, officer or employee of the Massachusetts Fund is not personally liable to any person in connection with the affairs of the Massachusetts Fund, other than the Massachusetts Fund and its shareholders. The Massachusetts Fund Declarations also provide that trustees may rely on expert advice, and will not be liable for errors of judgment or mistakes of fact or law. The Massachusetts Fund Declarations further provide that a trustee or officer is not liable to the Massachusetts Fund or to any shareholder for any actions or failure to act, and require the Massachusetts Fund to indemnify such persons for any liability and expenses incurred by such person, except in the case of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office with the Massachusetts Fund. The Massachusetts Fund Declarations provide that the Massachusetts Fund may advance to a trustee or officer the expenses of preparation and presentation of a defense to any claims brought, under certain circumstances.

Derivative Actions

The Massachusetts Fund Declarations provide that shareholders have the right to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the trust or the shareholders.

Discussion of Maryland Trusts

If the two-step “shell” reorganizations discussed in the Proxy Statement/Prospectus are approved by the shareholders of the Acquiring Fund, the Acquiring Fund will be reorganized as a series of a Maryland trust. The following discussion compares Maryland trusts to Massachusetts trusts (such as the Acquired Fund) and Maryland corporations (such as the Acquiring Fund).

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on Shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. Each Declaration of a Maryland Trust provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. For example, the trustees may amend the Declaration in any respect without shareholder approval. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders. Similarly, the trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, to sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

The 1940 Act does not require funds to hold an annual meeting of shareholders, and Maryland does not require such meetings. Each Maryland Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The Declarations provide for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the Record Date. The Declarations provide that shareholders of all series and classes vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The Declarations provide that the trustees establish the number of trustees. The Declarations also provide that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast of the shareholders at a meeting at which a quorum is present. The Declarations also provide that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by vote of shareholders holding two-thirds of the voting power of the trust, or by vote of two-thirds of the remaining trustees. The provisions of the Declarations relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees of each Maryland Trust are authorized to amend the Declarations in any respect without the vote of shareholders except in certain circumstances. Each Declaration prohibits amendments that impair the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, trustees, officers or, employees of the Maryland Fund or that limit the rights to indemnification or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification under the Declaration prior to the amendment.

Issuance and Redemption of Shares

The trustees of each Maryland Trust are permitted to cause the Maryland Trust to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, expect as the trustees may determine. The Declarations provide that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Declarations also provide that Maryland Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees, giving Maryland Trust the flexibility that may be needed to comply with recently enacted legislation such as the USA PATRIOT Act. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide Maryland Trust with identification required by that Act, or if Maryland Trust is unable to verify the information received from the shareholder.

Disclosure of Shareholder Holdings

The Declarations specifically require shareholders, upon demand, to disclose to the Maryland Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Maryland Trust may disclose such ownership if required by law or regulation.

Small Accounts

Small accounts can be very costly to a fund and all of its shareholders and the Declaration gives the trustees the authority to deal with small accounts in a number of ways. Typically, the only way a fund has been able to deal with these accounts has been to close out the shareholder’s account by redeeming all of the shares in the account, even if the shareholder would like to continue his or her investment in the fund. Under the Declarations, the Maryland Trust would be permitted to assess a fee for small accounts and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of series and classes, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different classes. Each of the Maryland Trusts has been established as a series of one of a Maryland trust. The Declarations give broad authority to the trustees within this statutory framework, and consistent with Maryland law, to establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Declarations also give authority to the trustees to change any of those features, to terminate any series or class, and to combine series with other series in the trust, or to combine one of more classes of a series with another class in that series. For example, if a Fund has one or more classes with few shares outstanding, the Fund may combine one or more of its classes with another of its classes, or convert shares of one class into shares of another class, thus permitting the closure of small classes, and decreasing both costs and administrative burdens.

Each share of a Fund represents an interest in that Fund only, and not in the assets of any other Fund or surviving entity generally.

Shareholder, Trustee and Officer Liability

The Declarations provide that shareholders are not personally liable for the obligations of a Maryland Trust and require the Maryland Trust to indemnify a shareholder from any loss or expense arising from any such liability. In addition, the Maryland Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declarations provide that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the Maryland Trust or their shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Maryland Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. Each Declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under Maryland law, a trustee is liable to the Maryland Trust or its shareholders for monetary damages only (i) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (ii) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declarations require the Maryland Trust to indemnify any persons who are or who have been trustees, officers or employees of the Maryland Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. Under the 1940 Act, a trustee or officer may not be indemnified by the Trust for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declarations also clarify that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Maryland Trust or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Maryland Trust’s trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Maryland Trust, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Maryland Trust. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Maryland Trust must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Maryland Trust in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Maryland Trust’s costs, including attorneys’ fees.

The Declarations also require that actions by shareholders against a Fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Each of the Funds is currently a series of a Massachusetts business trust or a Maryland Corporation, and each operates under charter documents that cover many of the same provisions discussed above. However, in most cases it is expected that the Declarations for the Maryland Trusts will provide broader authority to the trustees than the existing charters.

Appendix H

5% Shareholders of the Acquired and Acquiring Funds

[To be provided]

H-1

Appendix I

Comparison of Board Composition

[to come]

I-1

Appendix J

Form of Organization

Fund	Organization
Legg Mason Partners Exchange Reserve Fund	Series of a Massachusetts business trust

Cash Portfolio	Series of a Maryland corporation

J-1

Appendix K

Dates of Acquired and Acquiring Funds Reports

Fund	Prospectus and SAI Filing Date	Annual Report	Semi-Annual Report
Legg Mason Partners Exchange Reserve Fund	November 28, 2005	March 3, 2006 (includes Board discussion of approval of management agreement)	March 31, 2006

Cash Portfolio	May 1, 2006 (Prospectus) April 28, 2006 (SAI)	March 1, 2006 (includes Board discussion of approval of management agreement)	August 29, 2005

K-1

Appendix L

Instructions for Signing the Proxy Card

The following general rules for signing the proxy card may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith Jr., Executor

L-1

PART B

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION, DATED JULY [    ], 2006

Legg Mason Partners Exchange Reserve Fund

STATEMENT OF ADDITIONAL INFORMATION

August [20], 2006

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:
Legg Mason Partners Exchange Reserve Fund	Cash Portfolio

125 Broad Street New York, New York 10004 1-800-451-2010	125 Broad Street New York, New York 10004 1-800-451-2010

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated August [20], 2006, relating specifically to the proposed transfer of all of the assets and the assumption of all of the liabilities of Legg Mason Partners Exchange Reserve Fund (the “Acquired Fund”) in exchange for shares of Cash Portfolio (the “Acquiring Fund”) having an aggregate value equal to those of the Acquired Fund. To obtain a copy of the Proxy Statement/Prospectus, please write to the Acquiring Fund at the address set forth above or call 1-800-451-2010. The transfers are to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

1.	General Information
2.	Financial Statements and Other Incorporated Documents

GENERAL INFORMATION

A Special Meeting of Shareholders of the Acquired Fund to consider the Reorganization will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New York 10022, on October 4, 2006, at 2 p.m., Eastern time. For further information about the Reorganization, see the Proxy Statement/Prospectus.

FINANCIAL STATEMENTS AND OTHER INCORPORATED DOCUMENTS

The Statement of Additional Information of Cash Portfolio consists of this cover page and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1. The Acquiring Fund’s Statement of Additional Information, dated April 28, 2006, Accession No. 0001193125-06-092484.

2. The Acquired Fund’s Annual Report filed for the year ended July 31, 2005, Accession No. 0001133228-05-000589.

3. The Acquiring Fund’s Annual Report filed for the year ended December 31, 2005, Accession No. 0001193125-06-050773.

4. The Acquired Fund’s semi-annual report filed for the period ended January 31, 2006, Accession No. 0001133228-06-000192.

PRO FORMA FINANCIAL STATEMENTS

No pro forma financial statements are required for the Reorganization under current requirements of the SEC, because the Acquired Fund’s net asset value does not exceed 10% of the Acquiring Fund’s net asset value, measured as of June 23, 2006.

PART C

OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Reference is made to Article SEVENTH of Registrant’s Articles of Incorporation for a complete statement of its terms.

Subparagraph (9) of Article SEVENTH provides: “Anything herein contained to the contrary notwithstanding, no officer or director of the corporation shall be indemnified for any liability to the registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.”

Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940. Other assureds include Smith Barney Fund Management LLC (formerly Mutual Management Corp.) (Registrant’s Manager) and affiliated investment companies.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person of the Registrant in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

1(a) Articles Supplementary to the Articles of Incorporation dated November 7, 1985, January 30, 1984, August 12, 1980 and May 8, 1980 are incorporated by reference to Exhibits (a) through (d) to Post-Effective Amendment No. 32.

1(b) Articles Supplementary to the Articles of Incorporation dated December 5, 1990 and Articles of Amendment dated April 19, 1991 are incorporated by reference to Exhibits 1(b) and (c) to Post-Effective Amendment No. 35.

1(c) Articles of Amendment to the Articles of Incorporation dated October 28, 1992 and Articles Supplementary to the Articles of Incorporation dated December 8, 1992 are incorporated by reference to Exhibits 1(c) and (d) to Post-Effective Amendment No. 41.

1

1(d) Certificate of Correction dated July 15, 1994 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

1(e) Articles Supplementary to the Articles of Incorporation dated July 19, 1994 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

1(f) Articles of Amendment to Articles of Incorporation dated November 3, 1994 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

1(g) Articles Supplementary to Articles of Incorporation dated November 3, 1994 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

1(h) Articles Supplementary to Articles of Incorporation dated November 3, 1994 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

1(i) Articles Supplementary to Articles of Incorporation dated January 16, 1996 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

1(j) Articles Supplementary to Articles of Incorporation dated January 30, 1998 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

1(k) Articles of Amendment to Articles of Incorporation dated June 1998 is incorporated by reference to Post-Effective Amendment No. 51 filed on March 1, 1999.

1(l) Articles of Amendment to Articles of Incorporation dated April 29, 2004 is incorporated by reference to Post-Effective Amendment No. 58.

2 Amended and Restated By-laws are incorporated by reference to Exhibit (b)(3) to Post-Effective Amendment No. 57.

3 Not applicable.

4 Form of Agreement and Plan of Reorganization is included in Appendix A to Part A of the Registration Statement on Form N-14.

5 Specimen Stock Certificate for Cash Portfolio is incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 32.

6 Management Agreement for the Cash Portfolio is incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 62 filed on April 28, 2006.

7(a) Selling Group Agreement between Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 52 filed on April 30, 1999.

7(b) Amended Distribution Agreement between Registrant and Citigroup Global Markets Inc. is incorporated by reference to Post-Effective Amendment No. 62 filed on April 28, 2006.

7(c) Amended Distribution Agreement between Registrant and PFS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 62 filed on April 28, 2006.

2

7(d) Distribution Agreement, dated December 1, 2005, between the Registrant and Legg Mason Investor Services, LLC is filed herewith.

8 Not applicable.

9 Form of Custodian Agreement with State Street Bank and Trust Company dated January 1, 2006 is filed herewith.

10(a) Amended Plan of Distribution pursuant to Rule 12b-1 for the Registrant is incorporated by reference to Post-Effective Amendment No. 62 filed on April 28, 2006.

10(b) Amended and Restated 18f-3 Plan is filed herewith.

11(a) Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered is filed herewith.

11(b) Opinion and consent of Venable LLP as to the legality of the securities being registered is filed herewith.

12 Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement is filed herewith.

13 Not applicable.

14 Consent of Independent Registered Public Accounting Firm is filed herewith.

15 Not applicable.

16 Power of Attorney is filed herewith.

17(a) Form of Proxy Card is filed herewith.

17(b) Statement of Additional Information of the Registrant dated April 28, 2006 as filed in Post-Effective Amendment No. 62 to the Registration Statement (File No. 811-02490) is filed herewith.

17(c) Annual Report of the Registrant for the year ended December 31, 2005 on Form N-CSR filed by the Registrant on March 10, 2006 (File No. 811-02490) is filed herewith.

17(d) Prospectus and Statement of Additional Information of Legg Mason Partners Exchange Reserve Fund dated November 28, 2005 as filed in Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of Legg Mason Partners Income Funds (File No. 811-04254) is filed herewith.

17(e) Annual Report of Legg Mason Partners Exchange Reserve Fund for the year ended July 31, 2005 on Form N-CSR filed by Legg Mason Partners Income Funds on October 11, 2005 (File No. 811-04254) is filed herewith.

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17(f) Semi-Annual Report of Legg Mason Partners Exchange Reserve Fund for the six months ended January 31, 2006 on Form N-CSRS filed by Legg Mason Partners Income Funds on April 7, 2006 (File No. 811-04254) is filed herewith.

17(g) Code of Ethics of Citigroup Asset Management—North America and Certain Registered Investment Companies as amended September 13, 2005 is filed herewith.

17(h) Transfer Agency and Services Agreement between Registrant and PFPC, Inc. dated January 1, 2006, is filed herewith.

ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other terms of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 21st day of July, 2006.

SMITH BARNEY MONEY FUNDS, INC. on behalf of Cash Portfolio

By:	/s/ R. Jay Gerken
R. Jay Gerken
President and Chief Executive Officer

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ R. Jay Gerken	Director, Chairman of the Board, President and Chief Executive Officer	July 21, 2006
R. Jay Gerken

/s/ Robert Brault	Chief Financial Officer and Treasurer	July 21, 2006
Robert Brault

/s/ Lee Abraham*	Director	July 21, 2006
Lee Abraham

/s/ Jane F. Dasher*	Director	July 21, 2006
Jane F. Dasher

/s/ Donald R. Foley*	Director	July 21, 2006
Donald R. Foley

/s/ Richard Hanson, Jr.*	Director	July 21, 2006
Richard Hanson, Jr.

/s/ Paul Hardin*	Director	July 21, 2006
Paul Hardin

/s/ Roderick C. Rasmussen*	Director	July 21, 2006
Roderick C. Rasmussen

/s/ John P. Toolan*	Director	July 21, 2006
John P. Toolan

*By:	/S/ R. JAY GERKEN
R. Jay Gerken, Attorney-in-Fact

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EXHIBIT INDEX

EXHIBIT NO.	EXHIBITS

7(d)	Distribution Agreement, dated December 1, 2005, between the Registrant and Legg Mason Investor Services, LLC.

9	Form of Custodian Agreement with State Street Bank and Trust Company dated January 1, 2006.

10(b)	Amended and Restated 18f-3 Plan.

11(a)	Opinion and consent of Willkie Farr & Gallagher LLP as to the legality of the securities being registered.

11(b)	Opinion and consent of Venable LLP as to the legality of the securities being registered.

12	Form of Opinion of Dechert LLP supporting the tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement.

14	Consent of Independent Registered Public Accounting Firm.

16	Power of Attorney.

17(a)	Form of Proxy Card.

17(b)	Statement of Additional Information of the Registrant dated April 28, 2006.

17(c)	Annual Report of the Registrant for the year ended December 31, 2005.

17(d)	Prospectus and Statement of Additional Information of Legg Mason Partners Exchange Reserve Fund dated November 28, 2005.

17(e)	Annual Report of Legg Mason Partners Exchange Reserve Fund for the year ended July 31, 2005.

17(f)	Semi-Annual Report of Legg Mason Partners Exchange Reserve Fund for the six months ended January 31, 2006.

17(g)	Code of Ethics of Citigroup Asset Management—North America and Certain Registered Investment Companies as amended September 13, 2005.

17(h)	Transfer Agency and Services Agreement between Registrant and PFPC, Inc. dated January 1, 2006.

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